Perritt Funds, Inc.

Perritt MicroCap Opportunities Fund

300 South Wacker Drive, Suite 600

Chicago, Illinois 60606

December 29, 2025

Dear Shareholder:

We wish to provide you with some important information concerning your investment. A Special Meeting of Shareholders of the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), a series of Perritt Funds, Inc. (“Perritt Funds”), has been scheduled for February 18, 2026 (the “Special Meeting”) to consider an Agreement and Plan of Reorganization (the “Plan”) by and among Perritt Funds on behalf of the Acquired Fund, Northern Lights Fund Trust II (“NLFT II”) on behalf of North Star Micro Cap Fund (the “Acquiring Fund,” and together with the Acquired Fund collectively referred to as the “Funds”), an existing series of NLFT II, North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Perritt Capital Management, Inc. (“Perritt”), the adviser to the Acquired Fund, regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Perritt has entered into an agreement to sell its mutual fund business to North Star (the “Transaction”). In connection with the Transaction and after careful consideration, the Board of Directors of Perritt Funds (the “Perritt Funds Board”), for the reasons discussed in the attached Combined Prospectus/Proxy Statement and based on the recommendation of Perritt has approved the Reorganization of the Acquired Fund into the Acquiring Fund.

The Acquiring Fund is advised by North Star and has a similar investment objective, and similar principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies, as the Acquired Fund.

If the Plan is approved by shareholders and other conditions of the Reorganization are satisfied, on February 27, 2026, or such other date as Perritt Funds and NLFT II may mutually agree, all of the assets of the Acquired Fund will be transferred to the Acquiring Fund; the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional Class I shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares in the Acquired Fund. The Acquired Fund would then be dissolved.

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for U.S. federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization will not be implemented and the Perritt Funds Board will consider additional actions with respect to the Acquired Fund, including the possible liquidation of the Acquired Fund.

The attached Combined Prospectus/Proxy Statement is designed to give you more information about the Reorganization. If you have any questions regarding the Reorganization, please do not hesitate to call (toll-free) (888) 967-5051. If you were a shareholder of record of the Acquired Fund as of the close of business on December 1, 2025, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out and signing the enclosed proxy card, voting by telephone, or voting via the Internet, as discussed below.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. In the alternative, please call the toll-free number on your proxy card to vote by telephone. You should use the enclosed instructions to vote by telephone. You can also vote on the Internet at the website address listed on your proxy card. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of Perritt Funds at the address noted in the Combined Prospectus/Proxy Statement or in person at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

The Perritt Funds Board unanimously believes that the Reorganization of the Acquired Fund is in the best interests of the Acquired Fund and recommends that shareholders vote “FOR” the proposal.

Sincerely,

/s/ Michael J. Corbett

Michael J. Corbett

President

Perritt Funds, Inc.

Perritt Funds, Inc.

Perritt MicroCap Opportunities Fund

300 South Wacker Drive, Suite 600

Chicago, Illinois 60606

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on February 18, 2026

To the Shareholders of the Perritt MicroCap Opportunities Fund:

NOTICE IS HEREBY GIVEN that the Board of Directors of Perritt Funds, Inc. (“Perritt Funds”) has called a Special Meeting of Shareholders (the “Special Meeting”) of the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), a series of Perritt Funds, to be held at 11:00 a.m. Pacific time on February 18, 2026, at the offices of Perritt Capital Management, Inc., located at 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606.

At the Special Meeting shareholders are being asked to consider an Agreement and Plan of Reorganization (the “Plan”) by and among Perritt Funds, on behalf of the Acquired Fund, Northern Lights Fund Trust II (“NLFT II”), on behalf of its series, North Star Micro Cap Fund (the “Acquiring Fund”), North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Perritt Capital Management, Inc (“Perritt”), the adviser to the Acquired Fund, providing for: (i) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (a) Class I shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion to the shareholders’ respective holdings of shares of the Acquired Fund (the “Reorganization”).

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Only holders of record of the shares of in the Acquired Fund as of the close of business on December 1, 2025, will receive notice of the Special Meeting and will be entitled to vote on the proposal at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the Plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Directors of Perritt Funds, Inc.

Sincerely,

/s/ Michael J. Corbett

Michael J. Corbett

President

Perritt Funds, Inc.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on February 18, 2026, or any adjournment or postponement thereof. This Notice and Combined Prospectus/Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Combined Prospectus/Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Acquired Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Proxy Statement.

Q.	What is this document and why did we send it to you?

A.	This is a Combined Prospectus/Proxy Statement that provides you with information about an Agreement and Plan of Reorganization (the “Plan”) among the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), North Star Micro Cap Fund (the “Acquiring Fund”), North Star Investment Management Corp. (“North Star”), the adviser to the Acquiring Fund, and Perritt Capital Management, Inc (“Perritt”), the adviser to the Acquired Fund. The Acquired Fund is a series of Perritt Funds, Inc., a Maryland corporation (“Perritt Funds”) and the Acquiring Fund is a series of the Northern Lights Fund Trust II, a Delaware statutory trust (“NLFT II”). The Acquired Fund and the Acquiring Fund are sometimes each referred to separately as a “Fund,” and together as the “Funds.” The Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). There are some differences, however, and these are described in response to the question “What are the primary differences between the objectives, principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund?” below and also under “Summary of Investment Objectives, Strategies and Risks” in this Combined Prospectus/Proxy Statement. If approved by shareholders of the Acquired Fund, when the reorganization (the “Reorganization”) is completed, your shares of the Acquired Fund will be exchanged for Class I shares of the Acquiring Fund, and the Acquired Fund will be terminated as a series of Perritt Funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the Reorganization, and a more complete description of the Acquiring Fund.

You are receiving this Combined Prospectus/Proxy Statement because you own shares of the Acquired Fund as of December 1, 2025.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on February 18, 2026?

A.	The Board of Directors of Perritt Funds (the “Perritt Funds Board”) has called the Special Meeting at which you will be asked to vote to approve the Plan pursuant to which the Reorganization will be effected. If shareholders of the Acquired Fund do not vote to approve the Plan, the Perritt Funds Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Q.	Has the Perritt Funds Board approved the Reorganization?

A.	Yes, the Perritt Funds Board has approved the Plan and the Reorganization to be effected pursuant to the Plan. After careful consideration, the Perritt Funds Board, including all of the directors who are not

“interested persons” of Perritt Funds (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), determined that the Plan and the Reorganization are in the best interests of the Acquired Fund’s shareholders and that the Acquired Fund’s existing shareholders’ interests will not be diluted as a result of the Reorganization.

Q.	Why is the Reorganization occurring?

A.	Perritt, the current investment adviser to the Acquired Fund, has entered into an agreement (the “Purchase Agreement”) to sell its mutual fund business to North Star (the “Transaction”). In connection with the Transaction, Perritt recommended that the Perritt Funds Board approve the Plan because it believes that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and similar principal investment strategies as the Acquired Fund; (2) benefit over time from the possible operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund; and (3) invest in a mutual fund managed by an adviser that has significant fund management experience, capabilities and resources that can be provided to service shareholders. As discussed in more detail below, if the Reorganization is completed, North Star, the current adviser to the Acquiring Fund, has agreed to enter into an expense limitation agreement that would cap the operating expenses for Class I shares of the Acquiring Fund at the same level as the Acquired Fund’s current expenses (after waivers) for a two-year period from the date of the Reorganization until February 29, 2028.

Q.	How will the Reorganization affect me as a shareholder?

A.	Upon the closing of the Reorganization, Acquired Fund shareholders will become shareholders of the Acquiring Fund, which has a similar investment objective and similar principal investment strategies as the Acquired Fund, as described below. Perritt does not serve as an adviser to the Acquiring Fund. North Star is the investment adviser to and is responsible for the day-to-day management of the Acquiring Fund. In addition, different service providers provide services (i.e., custody, administrative, transfer agent, distribution and other general support services) to the Acquiring Fund, the Acquiring Fund is a series of NLFT II instead of Perritt Funds, and the Acquiring Fund is overseen by a different board than the Acquired Fund.

With the Reorganization, all of the assets and liabilities of the Acquired Fund will be combined with those of the Acquiring Fund. Acquired Fund shareholders will receive Class I shares of the Acquiring Fund. An account will be created for each shareholder of the Acquired Fund that will be credited with shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares at the time of the Reorganization, subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization).

The number of Acquiring Fund shares a shareholder of the Acquired Fund receives will depend on the relative net asset values per share of the two Funds immediately prior to the Reorganization. Thus, although the aggregate net asset value in a shareholder’s account will be the same, a shareholder may receive a greater or lesser number of shares of the Acquiring Fund than the number of shares of the Acquired Fund held by the shareholder. No physical share certificates will be issued to shareholders. Because the Acquiring Fund is an existing fund with existing shareholders, as a result of the Reorganization, an Acquired Fund shareholder will hold a smaller percentage of ownership in the Acquiring Fund than such shareholder held in the Acquired Fund prior to the Reorganization.

Q.	How will management of the Acquiring Fund differ from the management of the Acquired Fund as a result of the Reorganization?

A.	Perritt has served as investment adviser to the Acquired Fund since the Acquired Fund’s inception in 1988. North Star currently advises the Acquiring Fund and will continue to do so after the Reorganization. North Star is an SEC-registered investment adviser established in 2003 that offers both high net-worth individual and institutional clients portfolio management services in a variety of alternative investment offerings. As

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of December 31, 2024, North Star managed approximately $2.17 billion in assets. North Star currently advises five mutual funds that are each a series of NLFT II, including the Acquiring Fund. The members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund have each served as portfolio managers since the Acquiring Fund’s commencement of operations in 2006.

Q.	What are the primary differences between the investment objectives, principal investment strategies, principal risks and investment restrictions of the Acquired Fund and the Acquiring Fund?

A.	The investment objectives of the Funds are similar, but not identical: the investment objective of the Acquired Fund is long-term capital appreciation while the investment objective of the Acquiring Fund is capital appreciation and, secondarily, to derive income from short-term liquid securities.

The principal investment strategies and investment restrictions of the Acquired Fund and the Acquiring Fund are similar. The primary differences between the Funds’ principal investment strategies are as follows: (i) the Acquired Fund considers micro-cap companies as those with market capitalizations below $500 million at the time of initial purchase, while the Acquiring Fund defines micro-cap companies as those with market capitalizations up to $1 billion at the time of purchase; (ii) the Acquired Fund invests in both value-priced and aggressive growth stocks and seeks companies possessing specific attributes—such as above-average growth in revenues and/or earnings and relatively low levels of long-term debt—which the Acquiring Fund’s principal investment strategy does not specifically address; (iii) the Acquired Fund may invest in “special situations” such as companies undergoing restructuring, while the Acquiring Fund does not specially address this; and (iv) the Acquired Fund may sell stocks if a company’s market capitalization grows beyond $1.5 billion or if its price-to-sales or price-to-earnings ratio expands to the point of being significantly overvalued, while the Acquiring Fund’s strategy does not contain these sell triggers.

The Funds have many similar principal risks, such as Sector Risk, Micro-Cap & Small Capitalization Companies, Market Risk, Value Investing Risk and Common Stocks/Equity Securities Risk. However, there are some risks disclosed in the Acquired Fund’s prospectus that are not specifically addressed in the Acquiring Fund’s prospectus. These risks include: Manager Risk, Liquidity Risk, Tax Law Change Risk, Interest Rate Risk, Market Disruption and Geopolitical Risk. These differences primarily relate to the views of the respective advisers of the Acquired Fund and the Acquiring Fund as to what they consider to be principal risks of their respective Fund.

The investment restrictions adopted by the Acquired Fund and the Acquiring Fund as fundamental investment restrictions are substantially similar, except with respect to specific limitations applied to illiquid investments and commodities. The specific differences in the fundamental restrictions are as follows: (i) the Acquired Fund may not invest in restricted securities or illiquid or other securities without readily available market quotations, whereas the Acquiring Fund only has a non-fundamental policy that limits investment in illiquid securities to 15% or less of the value of its net assets; and (iii) the Acquired Fund is prohibited from investing in commodities or commodities contracts, while the Acquiring Fund’s comparable restriction permits it to engage in transactions involving currencies and futures contracts and options thereon. Additionally, the Acquired Fund maintains specific restrictions that prohibit investment in companies operating for less than three years and limit investments in warrants, for which the Acquiring Fund has no equivalent; conversely, the Acquiring Fund is subject to a fundamental diversification requirement that 75% of its total assets must meet specific issuer concentration limits, for which the Acquired Fund has no equivalent. The investment restrictions adopted by the Acquired Fund and the Acquiring Fund as non-fundamental investment restrictions are otherwise materially identical. A non-fundamental restriction may be changed by a Fund’s Board without shareholder approval.

Q.	Will the Reorganization result in new or higher fees for shareholders?

A.	The fees and expenses you pay as a shareholder of the Acquired Fund are expected to be less after you become a shareholder of the Acquiring Fund. For the Acquired Fund, the management fee is 1.00% of the Fund’s average daily net assets. For the Acquiring Fund, the management fee is 0.98% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for shares (with respect to the Acquired Fund) and Institutional Class shares (with respect to the Acquiring Fund)

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is 1.73% and 1.34% per annum of each Fund’s average daily net assets for shares, respectively. Both the Acquired Fund and the Acquiring Fund impose a 2.00% redemption fee. As discussed in more detail below, if the Reorganization is completed, North Star, the current adviser to the Acquiring Fund, has agreed to enter into an expense limitation agreement that would cap the operating expenses for Class I shares of the Acquiring Fund at the same level as the Acquired Fund’s current expenses (after waivers) for a two-year period from the date of the Reorganization until February 29, 2028.

Q.	Will the Board and Service Providers Change?

A.	Perritt Funds and NLFT II have different Boards. In addition, the Acquired Fund and Acquiring Fund have different arrangements for administration, accounting, transfer agency and distribution services but have the same custodian (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Acquired Fund and Acquiring Fund by the following:

	Acquired Fund	Acquiring Fund
Administrators	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Fund Accounting	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Distributor	Quasar Distributors, LLC	Northern Lights Distributors, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	RSM US LLP
Custodian	U.S. Bank National Association	U.S. Bank National Association

Q.	When will the Reorganization occur?

A.	The Reorganization is expected to take effect on or about February 27, 2026, or as soon as possible thereafter.

Q.	Who will pay for the Reorganization?

A.	All costs relating to the Transaction and the Reorganization, including the costs relating to the Special Meeting and the Combined Prospectus/Proxy Statement, will be borne by North Star and Perritt, advisers to the Acquiring Fund and Acquired Fund, respectively, and such costs will not impact either Fund’s net asset value. Those costs are estimated to be approximately $175,000.

Q.	Will the Reorganization result in any federal tax liability to me?

A.	The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes and will not take place unless the Acquired Fund and the Acquiring Fund receive an opinion of counsel to the Acquiring Fund to that effect. Assuming the Reorganization so qualifies, Acquired Fund shareholders should not recognize any gain or loss on their exchanges of shares of the Acquired Fund for shares of the Acquiring Fund. Shareholders of the Acquired Fund may receive a special dividend prior to the closing of the Reorganization, and any such special dividend is generally expected to be taxable. Perritt, the Acquired Fund’s investment adviser, does not presently anticipate selling portfolio securities of the Acquired Fund prior to the Reorganization, and North Star, the Acquiring Fund’s investment adviser, does not anticipate selling assets to adjust the portfolio of the Acquiring Fund after the Reorganization, although it is possible North Star may have to sell some smaller positions of the Acquiring Fund after the Reorganization if redemption trends require greater liquidity in the portfolio. Prior to the Reorganization, each Fund may sell portfolio securities as part of its normal investment decision making process and to meet redemption requests.

Q.	Can I redeem my shares of the Acquired Fund before the Reorganization takes place?

A.	Yes. You may redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund’s prospectus. If you choose to do so, your request will be treated as a normal redemption of

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shares. If the Reorganization is approved by the shareholders of the Acquired Fund, Acquired Fund shares that are held as of December 1, 2025, will be exchanged for Class I shares of the Acquiring Fund.

Q.	Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.	No. Shareholders will not pay any sales load, commission, redemption fee or other similar fee in connection with the Reorganization. Further, the holding periods for redemption fees on the new Class I shares of the Acquiring Fund will be calculated to include the original purchase dates of those shares from the Acquired Fund for former Acquired Fund shareholders.

Q.	Whom do I contact for further information?

A.	If you have questions regarding the Reorganization, please call (toll free) (800) 967-5051. You can also contact your financial adviser for further information or contact the Acquired Fund at (toll-free) 1-800-332-3133 or on the Acquired Fund’s website www.perrittcap.com. You may also contact the Acquiring Fund (toll-free) at 1-855-580-0900, or on the Acquiring Fund’s website www.nsinvestfunds.com.

Q.	What will happen if shareholders do not approve the Reorganization?

A.	If shareholders do not vote to approve the Plan, the Transaction will not close, the Reorganization will not occur, and the Perritt Funds Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Q.	How do I cast my vote?

A.	You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Combined Prospectus/Proxy Statement. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the Board of Directors recommend?

A.	After careful consideration and upon the recommendation of Perritt, the Perritt Funds Board has approved the Plan and the resulting Reorganization and has authorized the solicitation of proxies “FOR” approval of the Plan.

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PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Perritt Funds, Inc. in validating your vote if you fail to sign your proxy card properly.

●	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

●	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

●	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

●	ABC Corp.	ABC Corp.

●	ABC Corp.	John Doe, Treasurer

●	ABC Corp	John Doe
c/o John Doe, Treasurer

●	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

●	ABC Trust	Jane B. Doe, Trustee

●	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

●	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

●	Estate of John B. Smith	John B. Smith, Jr. Executor

COMBINED PROSPECTUS/PROXY STATEMENT

RELATING TO THE ACQUISITION OF ASSETS OF THE

Perritt MicroCap Opportunities Fund

a series of Perritt Funds, Inc.

Managed by:
Perritt Capital Management, Inc
300 South Wacker Drive, Suite 600
Chicago, Illinois 60606

BY AND IN EXCHANGE FOR

Class I shares OF THE
North Star Micro Cap Fund

a series of Northern Lights Fund Trust II

Managed by:
North Star Investment Management Corp.
20 N. Wacker Drive, Suite 1416,

Chicago, IL 60606

1-855-580-0900

December 29, 2025

This Combined Prospectus/Proxy Statement is being furnished to shareholders of the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), a series of Perritt Funds, Inc. (“Perritt Funds”), in connection with the solicitation of proxies by the Board of Directors of Perritt Funds (the “Perritt Funds Board”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund, at the offices of Perritt Capital Management, Inc., located at 300 South Wacker Drive, Suite 600, Chicago, Illinois 60606, on February 18, 2026, at 11:00 a.m. Pacific Time to consider an Agreement and Plan of Reorganization (the “Plan”) that has been approved by the Perritt Funds Board. Under the Plan, all of the assets of the Acquired Fund will be transferred to North Star Micro Cap Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”)), a series of Northern Lights Fund Trust II (“NLFT II”); the Acquiring Fund will assume all of the liabilities of the Acquired Fund; and each shareholder of the Acquired Fund will receive a number of full and fractional Class I shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares of the Acquired Fund (the “Reorganization”). At the Special Meeting, shareholders of the Acquired Fund will be asked to consider and approve the Plan. Upon completion of the Reorganization, the Acquired Fund will be terminated as a series of Perritt Funds and the Acquiring Fund will continue as the surviving fund. The Reorganization is expected to be consummated on February 27, 2026, or such other date as Perritt Funds and NLFT II may mutually agree. Failure of any of the conditions to closing as described in the Plan may result in the Reorganization not being completed. If the Reorganization is not completed, the Perritt Funds Board will consider other possible courses of action in the best interests of shareholders, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals. Further, if the Reorganization is not completed the Acquiring Fund will continue to operate as a separate series of NLFT II.

Each Fund’s Board believes that the Plan and resulting Reorganization are in the best interests of the respective Fund, and that the interests of the respective Fund’s shareholders will not be diluted as a result of the Reorganization. The Perritt Funds Board unanimously recommends that shareholders of the Acquired Fund vote FOR the Plan.

For U.S. federal income tax purposes, the Reorganization is intended to qualify as a tax-free “reorganization” for the Funds and their shareholders.

The Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change). There are some differences, however, and these are described under “Summary of Investment Objectives, Strategies and Risks” in this Combined Prospectus/Proxy Statement.

This Combined Prospectus/Proxy Statement sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before investing and should be read and retained by investors for future reference. The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Proxy Statement by reference:

●	Reorganization-Related Document: the Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Proxy Statement (the “Merger SAI”);

●	Acquired Fund Documents: the Prospectus and Statement of Additional Information of the Acquired Fund dated February 28, 2025, filed on February 28, 2025 (File Nos. 333-114371; 811-21556) and the Annual Report of the Acquired Fund dated October 31, 2024, as amended, filed on October 7, 2025 (File Nos 811-21556), and the Semi-Annual Report of the Acquiring Fund dated April 30, 2025, filed July 3, 2025; and

●	Acquiring Fund Documents: the Prospectus and Statement of Additional Information of the Acquiring Fund dated March 31, 2025, as supplemented, filed on April 4, 2025 (File Nos. 333-174926; 811-22549), the Annual Report of the Acquiring Fund dated November 30, 2024, filed February 7, 2025 and the Semi-Annual Report of the Acquiring Fund dated May 31, 2025, filed August 8, 2025 (File Nos. 811-22549; 811-22549).

This Combined Prospectus/Proxy Statement will be mailed on or about January 5, 2026, to shareholders of record of each Target Fund as of December 1, 2025.

Copies of these documents are available without charge and can be obtained for the Acquired Fund by writing to the Secretary of the Perritt Funds at 300 South Wacker Drive, Suite 2880, Chicago, Illinois 60606 or by calling (toll-free) at 1-800-332-3133 (for Acquired Fund documents), or for the Acquiring Fund by writing to NLFT II c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling (toll free) 1-855-580-0900 (for Acquiring Fund documents and Reorganization-related documents).

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

A.	OVERVIEW	4

B.	SUMMARY COMPARISON OF FUNDS AND PRINCIPAL RISKS	5

	Investment Objectives	5
	Principal Investment Strategies	5
	Principal Investment Risks	7
	Comparison of Investment Restrictions and Limitations	11

C.	COMPARISON FEE TABLE AND EXAMPLE; PORTFOLIO TURNOVER	15

D.	COMPARISON OF PERFORMANCE	16

	Acquired Fund	16
	Acquiring Fund	18

E.	KEY INFORMATION ABOUT THE REORGANIZATION	19

	Description of the Agreement and Plan of Reorganization	19
	Description of the Shares to be Issued	20
	Board Considerations	20
	Section 15(f) of the 1940 Act	22
	Federal Income Tax Consequences	22
	Capitalization	24

F.	ADDITIONAL INFORMATION ABOUT THE FUNDS	24

	General	24
	Comparison of Forms of Organization and Shareholder Rights	24
	Comparison of Valuation Procedures	29
	Disclosure of Portfolio Holdings	29
	Management Comparisons	29
	Control Persons and Principal Holders of Securities	32

G.	VOTING INFORMATION	33

	Record Date, Voting Rights, And Votes Required	33
	How to Vote Your Shares	33
	Proxies	33
	Quorum And Adjournments	34
	Effect Of Abstentions And Broker “Non-Votes”	34
	Right to Revoke Proxy	34
	Cost of Solicitation of Proxies	34

H.	MISCELLANEOUS INFORMATION	34

	Other Business	34
	Appraisal Rights	34
	Next Meeting of Shareholders	35
	Multiple Shareholders In A Household	35
	Information Filed With The SEC	35

I.	FINANCIAL HIGHLIGHTS	35

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION		A-1

A.	OVERVIEW

Perritt Capital Management, Inc. (“Perritt”), the investment adviser to the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), a series of Perritt Funds, Inc. (“Perritt Funds”), has entered into an agreement (the “Purchase Agreement”) to sell its mutual fund business to North Star Investment Management Corp. (“North Star”) (the “Transaction”). In connection with the Transaction, at a meeting held on November 7, 2025, the Board of Directors of Perritt Funds (the “Perritt Funds Board”), including all of the directors who are not “interested persons” of Perritt Funds, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached to this Combined Prospectus/Proxy Statement as Appendix A. Under the Plan, subject to satisfaction of certain closing conditions described below (the “Closing Conditions”), the Acquired Fund will transfer all of its assets to the North Star Micro Cap Fund, an existing series of Northern Lights Fund Trust II (“NLFT II”) (the “Acquiring Fund”) in exchange for the Acquiring Fund assuming all of the liabilities of the Acquired Fund and transferring to the Acquired Fund that number of Class I shares of the Acquiring Fund equivalent in aggregate net asset value to the aggregate net asset value of the shares of the Acquired Fund outstanding immediately after the close of business (4:00 p.m. Eastern Time) on February 27, 2026, or such other date as Perritt Funds and NLFT II may mutually agree (the “Closing Date”), subject to the following: the value of the assets of the Acquired Fund will be determined in accordance with the Acquiring Fund’s valuation procedures (it is not anticipated that the use of the Acquiring Fund’s valuation procedures will result in a material revaluation of the Acquired Fund’s assets at the time of the Reorganization). This will be followed by a distribution of those shares to Acquired Fund shareholders so that each Acquired Fund shareholder will receive Class I shares of the Acquiring Fund equivalent in value to the Acquired Fund shares held by such shareholder as of the Closing Date, or such other date as Perritt Funds and NLFT II may mutually agree (the “Effective Time”). The Acquired Fund will then be liquidated and terminated as a series of Perritt Funds and the Acquiring Fund will continue as the surviving fund (the transactions described in this paragraph are collectively referred to as the “Reorganization”). The Board of Trustees of NLFT II (the “NLFT II Board,” together with the Perritt Funds Board, the “Boards”), on behalf of the Acquiring Fund, separately approved the Plan at a meeting held on October 21, 2025.

As set forth in the Plan, the Reorganization is subject to certain normal and customary closing conditions as described therein. Failure of any of the Closing Conditions may result in the Reorganization not being completed. Such Closing Conditions include that the Acquired Fund and the Acquiring Fund receive an opinion from Alston & Bird LLP, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); the Acquiring Fund’s filing on Form N-14 including this Combined Prospectus/Proxy Statement will have been declared effective; all service provider certifications and other certifications as required by the Plan will be executed and delivered; and the requisite shareholder approval will be obtained and other conditions outlined in the Plan will be satisfied.

North Star, the investment adviser to the Acquiring Fund, and Perritt, the investment adviser to the Acquired Fund, will be responsible for the costs of the Reorganization regardless of whether the Reorganization occurs. The expenses associated with the Reorganization include costs of printing, costs of mailing the Combined Prospectus/Proxy Statement, the costs of holding the Special Meeting, EDGAR filings fees and legal expenses. Those costs are estimated to be approximately $175,000.

Perritt has served as investment adviser to the Acquired Fund since the Acquired Fund’s inception in April 1988. North Star currently advises the Acquiring Fund and will continue to do so after the Reorganization. The members of the portfolio management team responsible for the day-to-day management of the Acquiring Fund have each served as portfolio managers since the Acquiring Fund’s commencement of operations in April 2013.

The Perritt Funds Board, the NLFT II Board, Perritt and North Star each believe that greater economies of scale and efficiencies may be attained by combining the assets of the Funds. In a mutual fund combination transaction like the Reorganization, the potential for achieving economies of scale results from the greater asset size of the combined Fund. Each Fund bears certain fixed costs that will be spread out over a larger asset base in the combined Fund, therefore reducing the impact on the Funds and potentially reducing the combined Fund’s expense ratio. Each Board has determined that the interests of existing shareholders of its respective Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

As described in further detail below, the Funds have similar investment objectives, principal investment strategies, principal risks, fundamental investment policies (i.e., those that cannot be changed without shareholder approval) and non-fundamental investment policies (i.e., those that do not require shareholder approval to change) although there are certain differences. In particular, the Funds have the following primary differences: (i) the investment objective of the Acquired Fund is long-term capital appreciation, while the investment objective of the Acquiring Fund is primarily capital appreciation and, secondarily, to derive income from short term liquid securities (ii) the Acquired Fund considers micro-cap companies as those with market capitalizations below $500 million at the time of initial purchase, while the Acquiring Fund defines micro-cap companies as those with market capitalizations up to $1 billion at the time of purchase; (iii) the Acquired Fund invests in both value-priced and aggressive growth stocks and seeks companies possessing specific attributes—such as above-average growth in revenues and/or earnings and relatively low levels of long-term debt—which the Acquiring Fund’s principal investment strategy does not specifically address; (iv) the Acquired Fund may invest in “special situations” such as companies undergoing restructuring, while the Acquiring Fund does not address this; and (v) the Acquired Fund may sell stocks if a company’s market capitalization grows beyond $1.5 billion or if its price-to-sales or price-to-earnings ratio expands to the point of being significantly overvalued, while the Acquiring Fund’s strategy does not contain these specific sell triggers.

The Perritt Funds Board, including a majority of the Directors who are not interested persons of the Acquired Fund, believes that the terms of the Plan and the resulting Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Perritt Funds Board considered, among other things: (1) the Reorganization was recommended by Perritt as the investment adviser to the Acquired Fund; (2) the Funds have similar investment objectives, principal investment strategies, principal investment risks, fundamental investment policies and non-fundamental investment policies; (3) the qualifications of the investment personnel for the Acquiring Fund and the management of the Acquiring Fund, including the securities selection process, and the fact that North Star’s experienced investment professionals and investment management resources may benefit the Acquired Fund’s shareholders; (4) the Acquiring Fund’s performance over various periods; (5) the current advisory fee and total expenses of the Acquiring Fund are lower than the current advisory fee and total expenses of the Acquired Fund; (6) the Reorganization will not result in the dilution of shareholders’ interests; (8) Perritt and North Star, and not the Acquired Fund, will bear the costs of the Reorganization; and (9) the Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization.

Perritt Funds is a series trust that, as of April 30, 2025, consisted of a single series representing approximately $49 million in assets. NLFT II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. As of December 31, 2024, NLFT II consisted of multiple portfolios representing approximately $2.17 billion in assets. The Acquired Fund and Acquiring Fund have different Boards and different arrangements for custody, administration, accounting, transfer agency and distribution services.

B.	SUMMARY COMPARISON OF FUNDS AND PRINCIPAL RISKS

Investment Objectives

The investment objectives of the Funds are similar: the investment objective of the Acquired Fund is long-term capital appreciation while the investment objective of the Acquiring Fund is capital appreciation and, secondarily, to derive income from short term liquid securities. The investment objective for each Fund is non-fundamental and can be changed upon approval of the respective Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Each Fund seeks to achieve its investment objective by using the principal investment strategies discussed below, which are similar for the two Funds. After the Reorganization, the combined Fund will follow the principal investment strategies of the Acquiring Fund.

The primary differences between the Funds’ principal investment strategies are as follows: (i) the Acquired Fund considers micro-cap companies as those with market capitalizations below $500 million at the time of initial purchase, while the Acquiring Fund defines micro-cap companies as those with market capitalizations up to $1 billion at the time of purchase; (ii) the Acquired Fund invests in both value-priced and aggressive growth stocks and seeks companies possessing specific attributes—such as above-average growth in revenues and/or earnings and relatively low levels of long-term debt—which the Acquiring Fund’s principal investment strategy does not specifically address; (iii) the Acquired Fund may invest in “special situations” such as companies undergoing restructuring, while the Acquiring Fund does not address this; and (iv) the Acquired Fund may sell stocks if a company’s market capitalization grows beyond $1.5 billion or if its price-to-sales or price-to-earnings ratio expands to the point of being significantly overvalued, while the Acquiring Fund’s strategy does not contain these specific sell triggers.

The following discussion comparing the investment strategies and principal risks of each Fund is based upon and qualified in its entirety by the respective investment strategies and principal risks sections of the Acquired Fund’s prospectus dated February 28, 2025, as supplemented, and the Acquiring Fund’s prospectus dated March 31, 2025, as supplemented.

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The investment objective of the Fund is capital appreciation and, secondarily, to derive income from short term liquid securities.
Principal Investment Strategies

The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of United States companies with market capitalizations that are below $500 million at the time of initial purchase, which the Fund’s investment adviser refers to as “micro-cap” companies. The Fund invests in both value-priced and aggressive growth stocks. Generally, the Fund’s investment adviser seeks to invest in companies with the following attributes:

●     Have demonstrated above-average growth in revenues and/or earnings;

●     Possess relatively low levels of long-term debt;

●     Have a high percentage of their shares owned by company management; and

●     Possess modest price-to-sales ratios and price-to-earnings ratios that are below their long-term annual growth rate.

At times, the Fund may invest in “special situations” such as companies that possess valuable patents, companies undergoing restructuring, and companies involved in large share repurchase programs.

Although the Fund seeks long-term capital appreciation, stocks may be sold in the short-term for several reasons. These include: (1) a company’s market capitalization grows beyond $1.5 billion; (2) a company’s financial

Under normal market conditions, the Fund seeks to achieve its investment objective of capital appreciation by investing at least 80% of the Fund’s net assets in micro-cap companies. For purposes of this investment strategy, the Fund considers micro-cap companies as companies with market capitalizations up to $1 billion at the time of purchase.

The Fund generally invests between 80-100% of the Fund’s assets in equity securities of U.S. companies that the Adviser believes are currently undervalued and have the potential for capital appreciation. The equity securities bought by the Fund will typically be purchased at a low price relative to book value. The Fund invests primarily in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the Adviser believes it would trade if the market reflected all factors relating to the company’s worth.

condition deteriorates to the point that the Fund’s investment adviser believes that the company’s long-term growth prospects may be impaired; (3) a company receives a purchase offer from another company; or (4) a company’s price-to-sales ratio or price-to-earnings ratio expands to the point that the Fund’s investment adviser believes the company’s stock is significantly overvalued.

The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

Principal Investment Risks

The principal risks of investing in the Acquiring Fund are discussed below. The principal risks of the Acquiring Fund and the Acquired Fund are substantially similar, as both Funds share core exposure to Sector Risk, Micro-Cap/Small Capitalization Risk, Market Risk, Value Investing Risk and Micro-Cap & Small Capitalization Companies Risk, although the scope and descriptions of those risks differ. Notably, the Acquired Fund includes separate and specific Principal Investment Risks relating to Common Stocks Risk, Liquidity Risk, Manager Risk, Tax Law Change Risk, Market Disruption and Geopolitical Risk and specific Interest Rate Risk (associated with rates rising after historically low periods) that are not itemized as individual Principal Investment Risks for the Acquiring Fund; conversely, the Acquiring Fund lists an Equity Securities Risk that is not explicitly present in the Acquired Fund’s documentation. The principal risks for the Acquiring Fund are described in detail below. For the principal risks associated with an investment in the Acquired Fund, please consult Appendix E.

The value of your investment in the Acquiring Fund and the Acquired Fund will fluctuate, which means you could lose money.

Principal Risks	Acquired Fund	Acquiring Fund
Common Stocks	Common stocks occupy the most junior position in a company’s capital structure. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Therefore, the price of common stocks may decline for a number of reasons. The price declines may be steep, sudden and/or prolonged. A rise in protectionist trade policies, slowing global economic growth, the risk of trade and geopolitical disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time, and may negatively impact the markets in which the Fund invests.	No equivalent risk.
Sector Risk	From time to time, the Fund may concentrate its investments in one or more industry sectors. The	Sector risk is the possibility that all stocks within the same group of

Principal Risks	Acquired Fund	Acquiring Fund
	Fund is currently substantially invested in the industrials sector, and the Fund’s performance is therefore affected by developments in this sector. The industrials sector consists of companies that may be particularly impacted by government regulation in the U.S. and elsewhere, as well as geopolitical events and economic conditions. In addition, companies in the industrials sector may be particularly impacted by litigation and threatened litigation, labor disputes and foreign exchange rates.	industries will decline in price due to sector-specific market or economic developments. The Fund may be overweight in certain sectors at various times.
Micro-Cap & Small Capitalization Companies	Micro-cap and small capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of stocks of micro-cap and small capitalization companies are more volatile than those of larger capitalization companies. Thus, the Fund’s share price may increase and decrease by a greater percentage than the share prices of funds that invest in the stocks of large capitalization companies. Also, the returns of micro-cap and small capitalization company stocks may vary, sometimes significantly, from the returns of the overall market. In addition, micro-cap and small capitalization company stocks tend to perform poorly during times of economic stress. Relative to large capitalization company stocks, the stocks of micro-cap and small capitalization companies are thinly traded, and purchases and sales may result in higher transactions costs. For these reasons, the Fund is a suitable investment for only that part of an investor’s capital that can be exposed to above-average risk.	The risk that the securities of small-cap and micro-cap companies may be more volatile and less liquid than the securities of companies with larger market capitalizations. These small-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large or mid-cap companies, and, therefore, their securities tend to be more volatile than the securities of larger, more established companies.
Market Risk	The Fund may be exposed to “market risk.” Market risk is the risk that stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty.	The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the securities markets generally. Domestic and foreign economic growth and market conditions, interest rate levels, political events, terrorism, war, natural disasters, disease/virus epidemics and other events are among the factors affecting the securities markets in which the Fund invests. There is risk that these and

Principal Risks	Acquired Fund	Acquiring Fund
other factors may adversely affect the Fund’s performance. You could lose money by investing in the Fund.
Manager Risk	The Fund may lose money if the Fund’s investment strategy does not achieve the Fund’s objective or the Fund’s investment adviser does not implement the strategy properly.	No equivalent risk.
Liquidity Risk	Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.	No equivalent risk.
Value Investing Risk	Value investing risk is the risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value.	The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.
Tax Law Change Risk	All statements contained in this Prospectus regarding the U.S. federal income tax consequences of an investment in the Fund are based on current law, which is subject to change at any time, potentially with retroactive effect. For example, tax legislation enacted in 2017 (the Tax Cuts and Jobs Act) resulted in fundamental changes to the Code (some of which are set to expire in the next few years). More recently, the Inflation Reduction Act of 2022 added a 15% alternative minimum tax on large corporations and a 1% excise tax on repurchases of stock by publicly traded corporations and certain affiliates. The excise tax on repurchases of stock may cause some corporations in which the Fund invests to reduce liquidity opportunities for its investors,	No equivalent risk.

Principal Risks	Acquired Fund	Acquiring Fund
which could potentially reduce the value of your investment in the Fund. Such legislation, as well as possible future U.S. tax legislation and administrative guidance, could materially affect the tax consequences of your investment in the Fund and the Fund’s investments or holding structures.
Interest Rate Risk

As interest rates rise after a period of historically low interest rates, it may cause potentially sudden and unpredictable effects on the markets and the Fund’s investments, and therefore

Fund performance may be adversely affected

No equivalent risk.
Market Disruption and Geopolitical Risk	The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as the spread of infectious illness or other public health issues, including widespread epidemics or pandemics such as the COVID-19 pandemic, and systemic market dislocations can be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.	No equivalent risk.
Equity Securities Risk	No equivalent risk.	Fund invests in common stock which subjects the Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Fund’s investments goes down, your investment in the Fund

Principal Risks	Acquired Fund	Acquiring Fund
decreases in value and you could lose money.

Comparison of Investment Restrictions and Limitations

The investment restrictions adopted by the Acquired Fund and the Acquiring Fund as fundamental investment restrictions are substantially similar, except with respect to specific limitations applied to illiquid investments and commodities. The specific differences in the fundamental restrictions are as follows: (i) the Acquired Fund may not invest in restricted securities or illiquid or other securities without readily available market quotations, whereas the Acquiring Fund only has a non-fundamental policy that limits investment in illiquid securities to 15% or less of the value of its net assets; and (iii) the Acquired Fund is prohibited from investing in commodities or commodities contracts, while the Acquiring Fund’s comparable restriction permits it to engage in transactions involving currencies and futures contracts and options thereon. Additionally, the Acquired Fund maintains specific restrictions that prohibit investment in companies operating for less than three years and limit investments in warrants, for which the Acquiring Fund has no equivalent; conversely, the Acquiring Fund is subject to a fundamental diversification requirement that 75% of its total assets must meet specific issuer concentration limits, for which the Acquired Fund has no equivalent. The investment restrictions adopted by the Acquired Fund and the Acquiring Fund as non-fundamental investment restrictions are otherwise materially identical. A non-fundamental restriction may be changed by a Fund’s Board without shareholder approval.

A comparison of the Acquired Fund’s and the Acquiring Fund’s fundamental and non-fundamental investment restrictions is set forth below. The Acquired Fund’s fundamental and non-fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Acquired Funds’ SAI, which is incorporated by reference into this Combined Prospectus/Proxy Statement. The Acquiring Fund’s fundamental and non-fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions
Acquired Fund	Acquiring Fund
The Fund may not purchase the securities of any issuer if such purchase would cause more than 5% of the value of the Fund’s total assets to be invested in securities of any one issuer (except securities of the United States Government or any agency or instrumentality thereof), or more than 10% of the outstanding voting securities of any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations)	With respect to 75% of its total assets, the Fund may not invest 5% or more of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer (does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities, or other investment companies).
The Fund may not borrow money except from banks for temporary or emergency purposes (but not for the purpose of purchase of investments) and then only in an amount not to exceed 5% of the value of the Fund’s net assets at the time the borrowing is incurred. (As of the date of this SAI, the 1940 Act generally permits borrowing, whether unsecured or secured by up to all of the Fund’s assets, so long as the Fund maintains continuous asset coverage of 300% and also permits borrowing of up to 5% of the Fund’s total assets for temporary administrative purposes.)	No equivalent restriction.
The Fund may not invest in real estate (although the Fund may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein), commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities (although a Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate).

The Fund may not act as an underwriter of securities or participate on a joint or joint and several basis in any trading account in any securities.	The Fund may not act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio).
The Fund may not invest in companies for the primary purpose of acquiring control or management thereof	The Fund may not purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent a Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by commodities.
The Fund may not purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box).	No equivalent restriction.
The Fund may not pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken as cost.	No equivalent restriction.

Fundamental Investment Restrictions
Acquired Fund	Acquiring Fund
The Fund may not concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.	The Fund may not invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities).
The Fund may not make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities.	The Fund may not make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements).
The Fund may not issue senior securities. (As of the date of this SAI, as noted above, the 1940 Act permits the Fund to borrow money from banks provided that it maintains continuous asset coverage of at least 300% of all amounts borrowed and also permits borrowing of up to 5% of the Fund’s total assets for temporary administrative purposes. For purposes of this investment restriction, Derivatives Transactions permitted by Rule 18f-4 are not senior securities. See “Regulation of Derivatives.”	The Fund may not issue senior securities, borrow money or pledge its assets, except that a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed).
The Fund may not purchase or retain the securities of any issuer if those officers or directors of the Fund or its investment adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.	No equivalent restriction.
The Fund may not invest in restricted securities or illiquid or other securities without readily available market quotations, including repurchase agreements.	No equivalent restriction.
The Fund may not purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund’s investments in all such companies to exceed 5% of the value of its assets	No equivalent restriction.
The Fund may not invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange or the NYSE Amex, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.	No equivalent restriction.
No equivalent restrictions.	The Fund may not make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and “other securities.” For purposes of this restriction, the term “other securities” means securities as to which the Fund invests no more than 5% of the value of its total assets in any one issuer or purchases no more than 10% of the outstanding voting

Fundamental Investment Restrictions
Acquired Fund	Acquiring Fund
securities of any one issuer. As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all of the collateral underlying the repurchase agreements are U.S. government securities and such repurchase agreements are fully collateralized.
Non-Fundamental Investment Restrictions
The Fund will not purchase the securities of business development companies. With regard to the securities of investment companies other than business development companies, the Fund will not purchase such securities except: (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. Purchases described in (b) and (c) must be made in compliance with Section 12(d)(1)(A) and Section 12(d)(1)(C) of the 1940 Act or pursuant to an applicable exemption or exemptive order, and no Fund may invest more than 25% of its net assets in shares of registered investment companies.	No equivalent restriction.
The Fund will normally invest 80% of the value of its net assets in common stocks of companies with market capitalizations that are below $500 million at the time of initial purchase. If the Board approves a change to this non-fundamental policy for the Fund, then the Fund will provide a sixty (60) day written notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: “Important Notice Regarding Change in Investment Policy.” If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.	No equivalent restriction.
No equivalent restriction.	Illiquid Investments. Invest 15% or more of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options and repurchase agreements providing for settlement in more than seven days after notice.

Fundamental Investment Restrictions
Acquired Fund	Acquiring Fund
No equivalent restriction.	Same Investment Adviser. Invest in other investment companies advised by the same investment adviser as the Funds or in investment companies advised by affiliates of such adviser.

C.	COMPARISON FEE TABLE AND EXAMPLE; PORTFOLIO TURNOVER

Fee Table. The management fee, shareholder fees (fees paid directly from your investment) and annual fund operating expenses (expenses that are deducted from Fund assets) are described in the table below, and, as shown, the annual fund operating expenses of the combined Fund (both before and after waivers) are expected to be equal to or lower than the current annual fund operating expenses for both Funds (both before and after waivers).

The following table shows the comparative fees and expenses of the Acquired Fund and the Acquiring Fund for the twelve-month period ended September 30, 2025. The table also reflects the pro forma fees for the combined Acquiring Fund after giving effect to the Reorganization as if the Reorganization had occurred on September 30, 2025 (adjusted for current fees). Pro forma expense levels should not be considered an actual representation of future expenses or performance. Pro forma levels project anticipated expense levels but actual expenses may be greater or less than those shown. The Acquiring Fund also offers Class R shares, however Class R shares are not participating in the Reorganization.

	Perritt MicroCap Opportunities Fund Acquired Fund (Current)	North Star Micro Cap Fund Acquiring Fund (Current)	North Star Micro Cap Fund Acquiring Fund (Pro Forma Combined)
Shareholder Fees (fees paid directly from your investment)	Shares	Class I	Class I
Maximum sales charge (load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	2.00%	2.00%(1)	2.00%(1)
Exchange fee (as a percentage of amount exchanged on shares held for 90 days or less)	2.00%	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management fees(2)	1.00%	0.99%	0.96%
Distribution and/or service (12b-1) fees	None	None	None

Other expenses	0.73%	0.41%	0.34%
Acquired Fund Fees and Expenses	0.00%	0.01%(3)	0.01%(3)
Total Annual Fund Operating Expenses	1.73%	1.41%	1.31%

(1)	The redemption fee for the Acquiring Fund is as a percentage of amount redeemed within 30 days of purchase.

(2)	The advisory fee for the Acquired Fund is 1.00% on the first $100,000,000 of net assets and 0.90% thereafter.

(3)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Micro Cap Fund and is not a direct expense incurred by the Acquiring Fund or deducted from the Acquiring Fund’s assets. The operating expenses in this fee table will not correlate to the expense ratio in the Acquiring Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Acquiring Fund.

Expense Example

The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in each Fund for the time periods indicated and then redeem your shares at the end of the period. The example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same:

Fund	Share Class	1 Year	3 Years	5 Years	10 Years
Acquired Fund	Shares	$176	$545	$939	$2,041
Acquiring Fund	Class I	$144	$446	$771	$1,691
Acquiring Fund Pro Forma Combined	Class I	$133	$415	$718	$1,579

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Acquired Fund	13.5%
Acquiring Fund	26%

D.	COMPARISON OF PERFORMANCE

Acquired Fund

Annual total returns for the Class I shares of the Acquired Fund as of December 31, 2024, were as follows for each year shown (returns do not reflect sales charges and would be lower if they did).

The following bar chart and table provide some indication of the risks of investing in the Acquired Fund by showing changes in the Acquired Fund’s performance from year to year and how the Acquired Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance, the Bloomberg US Aggregate Equity Total Return Index, as well as an additional index that reflects the market sector in which the Acquired Fund invests, the Bloomberg US Micro Cap Total Return Index. Previously, the Acquired Fund used the Russell 2000® Index as a broad measure of market performance and the Russell Microcap® Index as a measure of market sector performance. Updated performance information is available on the Acquired Fund’s website at www.perrittcap.com or by calling the Acquired Fund toll-free at 1-800-332-3133. The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquired Fund will perform in the future.

Acquired Fund

Calendar Year Total Returns as of December 31,

The Acquired Fund’s year-to-date return for as of the most recent calendar quarter ended September 30, 2025 was 9.90%.

During the period of time shown in the bar chart, the Acquired Fund’s highest quarterly return was 28.39% for the quarter ended December 31, 2020. The worst performance was -36.96% for the quarter ended March 31, 2020.

The table below shows the average annual total return of the Acquired Fund as of December 31, 2024, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Five Years	Ten Years

Return Before Taxes	10.37%	8.21%	5.38%
Return After Taxes on Distributions	8.32%	6.59%	3.31%
Return After Taxes on Distributions and Sale of Fund Shares	7.54%	6.38%	3.91%
Bloomberg US Aggregate Equity Total Return Index (reflects no deduction for fees, expenses, or taxes)	23.58%	13.82%	12.51%
Bloomberg US Micro Cap Total Return Index	11.60%	8.31%	6.01%
Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	13.72%	6.97%	6.77%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)	11.54%	7.40%	7.82%

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

The Bloomberg US Micro Cap Total Return Index is an additional index because it compares the Acquired Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Acquired Fund.

Acquiring Fund

Annual total returns for the Class I shares of the Acquiring Fund as of December 31, 2024, were as follows for each year shown (returns do not reflect sales charges and would be lower if they did).

The bar chart illustrates the risks of investing in the Acquiring Fund by showing how the Acquiring Fund’s average annual returns for each calendar year since the Acquiring Fund’s inception compare with those of a broad measure of market performance. The Acquiring Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Acquiring Fund”), which transferred its assets to the Acquiring Fund in connection with the Acquiring Fund’s commencement of operations on May 31, 2013. Past performance, both before and after taxes, does not necessarily indicate how the Acquiring Fund will perform in the future. Updated performance information is available on the Acquiring Fund’s website at www.nsinvestfunds.com or by calling the Acquiring Fund toll-free at 1-855-580-0900.

Acquiring Fund –Class I

Calendar Year Total Returns as of December 31,

The Acquiring Fund’s year-to-date return for as of the most recent calendar quarter ended September 30, 2025 was 2.99%.

During the period of time shown in the bar chart, the Acquiring Fund’s highest quarterly return was 42.21% for the quarter ended June 30, 2020. The worst performance was -30.93% for the quarter ended March 31, 2020.

The table below shows the average annual return of the Acquiring Fund as of December 31, 2024, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Five Years	Ten Years
Class I Shares*
Return Before Taxes	15.32%	10.68%	6.82%
Return After Taxes on Distributions	14.56%	10.30%	6.16%
Return After Taxes on Distributions and Sale of Fund Shares	9.65%	8.47%	5.31%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Morningstar US Small Value TR USD Index (reflects no deduction for fees, expenses or taxes)	9.67%	9.33%	7.07%

After tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown may not be relevant to those investors who hold their shares through tax-

deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions) but assumes that Micro Cap Fund shares are still held at the end of the period.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Morningstar US Small Value TR Index is designed to provide consistent representation of the small-cap value segment of the US equity market, with no overlapping constituents across styles.

Please remember that past performance (both before and after taxes) is no guarantee of the results the Funds may achieve in the future. Future returns may be higher or lower than the returns achieved in the past.

E.	KEY INFORMATION ABOUT THE REORGANIZATION

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan, which is attached to this Combined Prospectus/Proxy Statement as Appendix A and which includes more detailed information about the Reorganization.

Description of the Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve the Plan to reorganize the Acquired Fund into the Acquiring Fund. Shareholders of the Acquired Fund will receive Class I shares of the Acquiring Fund. If the Plan is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) a number of full and fractional shares of Class I shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”) and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute the Class I shares of the Acquiring Fund received in exchange for the Acquired Fund’s shares to its shareholders in proportion to the relative net asset value of their holdings of shares of the Acquired Fund by instructing NLFT II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

In the Reorganization, the value of the Acquired Fund’s assets to be acquired by the Acquiring Fund shall be the value of such assets as of the Closing using the Acquiring Fund’s valuation procedures, and as set forth in the Acquiring Fund’s then-current Prospectus and SAI, or such other valuation procedures as shall be mutually agreed upon by the Funds (the “Valuation Procedures”). At the time of the Reorganization, the NAV of the Acquired Fund shares shall be computed as of the Closing in accordance with the Valuation Procedures. Although there may be differences in the valuation procedures for the Acquired Fund and the Acquiring Fund, the Funds have agreed in the Plan to work together to eliminate any material differences prior to the Reorganization.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of Class I shares of the Acquiring Fund equal in aggregate value to the aggregate value of such shareholder’s shares of the Acquired Fund at the time of the exchange.

Until the Closing, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to NLFT II with respect to certain tax issues. Assuming satisfaction of the conditions in the Plan, the Reorganization is expected to be effective on February 27, 2026, or such other date agreed to by Perritt Funds and NLFT II.

North Star and Perritt have agreed to pay all costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and preparing and filing the registration statement that includes this Combined Prospectus/Proxy Statement, except if and to the extent that North Star’s or Perritt’s payment of those costs would result in certain adverse tax consequences. North Star and Perritt will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Those costs are estimated to be approximately $175,000.

The Plan may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized offers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Plan by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated at any time prior to the Closing by the Perritt Funds Board or the NLFT II Board if, among other reasons, the Perritt Funds Board or the NLFT II Board determines that the Reorganization is not in the best interest of its shareholders.

Description of the Shares to be Issued

Full and fractional Class I shares of the Acquiring Fund will be issued to shareholders of the Acquired Fund, in accordance with the procedures under the Plan as described above. The Declaration of Trust of NLFT II permits the NLFT II Board to issue an unlimited number of shares of beneficial interest of each series within NLFT II with no par value per share. The Acquired Fund is a series of Perritt Funds which, as of the Closing Date, will consist of unclassified shares. There are no material differences between the shares of the Acquired Fund and the Class I shares of the Acquiring Fund, except that unlike Class I shares of the Acquiring Fund, shares of the Acquired Fund are subject to an exchange fee of up to 2.00% as a percentage of amount exchanged on shares held for 90 days or less. Each share of beneficial interest of each Fund has one vote and shares equally in dividends and distributions when and if declared by the Fund and in the Fund’s net assets upon liquidation. All shares, when issued, are fully paid and nonassessable. The shares of either Fund do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as either the NLFT II Board or the Perritt Funds Board may determine with respect to its respective Fund. Shares of either Fund do not have cumulative voting rights and therefore holders of at least 50% of a Fund’s shares voting for directors/trustees can elect all directors/trustees and the remaining shareholders would not be able to elect any directors/trustees. The Board of either NLFT II or Perritt Funds may classify or reclassify any unissued shares of NLFT II or Perritt Funds, respectively, into shares of any series within NLFT II or Perritt Funds, respectively, by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each Fund vote as a fund to change, among other things, a fundamental policy of such Fund and to approve the Fund’s investment management contracts. Like the Acquired Fund, the Acquiring Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the NLFT II Board, it is necessary or desirable to submit matters for a shareholder vote.

Board Considerations

At the Perritt Funds Board meeting held on November 7, 2025, Perritt, the Acquired Fund’s investment adviser, recommended that the Perritt Funds Board approve the Reorganization. In particular, Perritt believes that the Reorganization will allow Acquired Fund shareholders to: (1) continue to invest in a mutual fund with a similar investment objective and principal investment strategies as the Acquired Fund; (2) invest in a mutual fund with lower total annual operating expenses than the Acquired Fund; (3) benefit over time from the possible additional operating efficiencies and economies of scale that may result from combining the assets of the Acquired Fund with the assets of the Acquiring Fund; and (4) invest in a mutual fund managed by North Star, an adviser that has significant fund management experience, capabilities and resources that can be provided to service shareholders.

At the November 7, 2025 meeting, the Perritt Funds Directors reviewed detailed information regarding the proposed Reorganization from the point of view of the interests of the Acquired Fund and its shareholders. In recommending the Plan and the proposed Reorganization to be effected pursuant to the Plan, the Perritt Funds Directors (with the advice and assistance of counsel) considered, among other things:

●	the terms of the Plan, including that the Reorganization is expected to constitute a reorganization within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders generally are not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the Funds have similar investment objectives, principal investment strategies, principal investment risks, and fundamental and non-fundamental investment policies;

●	the Acquiring Fund’s advisory fee is the same as that of the Acquired Fund but with the addition of breakpoints lowering the effective advisory fee of the Acquiring Fund at asset levels about $100 million;

●	that the Acquiring Fund’s total annual operating expenses are lower than those of the Acquired Fund;

●	the qualifications of the investment personnel for the Acquiring Fund and the management of the Acquiring Fund, including the securities selection process, and the fact that the North Star’s experienced investment professionals and investment management resources may benefit the Acquired Fund’s shareholders;

●	the Acquiring Fund’s performance over various periods;

●	that North Star is an experienced provider of investment advisory services to institutional and retail investors, with approximately $2.17 billion in mutual fund assets under management;

●	North Star’s commitment to compliance and risk management;

●	that Acquired Fund shareholders will not pay a sales charge to acquire shares of the Acquiring Fund in connection with the Reorganization;

●	that the Reorganization will not result in the dilution of shareholders’ interests;

●	that Perritt and North Star, and not the Acquired Fund, will bear the costs of the Reorganization;

●	that the Reorganization will be submitted to the shareholders of the Acquired Fund for their approval;

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and

●	that liquidation of the Acquired Fund would generally be a taxable event in which shareholders would recognize gain or loss on their investments for tax purposes.

After consideration of these and other factors it deemed appropriate, the Perritt Funds Board determined that the Plan and the proposed Reorganization are in the best interests of the Acquired Fund and would not dilute the interests of the Acquired Fund’s existing shareholders. The Perritt Funds Board, including those Board members who are not “interested persons” of Perritt Funds, as defined in the 1940 Act, unanimously approved the Plan and the resulting Reorganization of the Acquired Fund, subject to approval by its shareholders, and recommended that the shareholders of the Acquired Fund vote in favor of the Plan and the resulting Reorganization. The Board noted that if shareholders of the Acquired Fund do not approve the Plan, the Acquired Fund would not be reorganized into the

Acquiring Fund and the Board would have to consider what steps to take, including continuation of the Acquired Fund as is, the Acquired Fund’s liquidation or seeking shareholder approval of amended proposals.

Section 15(f) of the 1940 Act

North Star is only acquiring Perritt’s mutual fund business. Perritt will remain in business as a separate investment adviser following the Transaction and the Reorganization.

Perritt and North Star will comply with the conditions of Section 15(f) of the 1940 Act and have made certain covenants in the Purchase Agreement regarding compliance with Section 15(f). Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

First, no “unfair burden” may be imposed on the investment company as a result of the Reorganization or Transaction, or any express or implied terms, conditions or understandings applicable to the Reorganization or Transaction. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). No such compensation arrangements are contemplated in the Purchase Agreement and neither Perritt nor North Star is aware of any circumstances relating to the Reorganization or Transaction that might result in the imposition of such an “unfair burden” on the Acquired Fund. Any compensation paid under the Purchase Agreement will be paid by North Star out of its own resources and will not be paid by the Funds or their shareholders. Additionally, Perritt and North Star have each agreed in the Purchase Agreement to refrain from imposing or seeking to impose, for a period of two years after the closing of the Reorganization, any “unfair burden” on the Acquiring Fund in the form of higher net expenses.

Second, during the three-year period immediately following the Reorganization and Transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The NLFT II Board will satisfy this condition at the time of the Reorganization and Transaction and will continue to satisfy this condition for three years following the closings of the Reorganization and Transaction.

Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Acquired Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. This summary of U.S. federal income tax consequences is for general information only. Each Fund’s shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, and possible changes in tax law.

It is a condition to the closing of the Reorganization that the Acquired Fund and the Acquiring Fund receive an opinion from Alston & Bird LLP, dated as of the Closing Date, to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Alston & Bird LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Alston & Bird LLP will also rely upon certain representations of the management of each Fund and assume, among other things, that the

Reorganization will be consummated in accordance with the Plan and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court. If the Reorganization does not qualify as a reorganization under the Code, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that is otherwise subject to federal income tax would recognize taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As a condition to closing the Reorganization Alston & Bird LLP will render an opinion substantially to the effect that:

●	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;

●	no gain or loss will be recognized by the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or the distribution of the shares of the Acquiring Fund to the Acquired Fund shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) the transfer of any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

●	the tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same to the Acquiring Fund as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

●	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

●	no gain or loss will be recognized by shareholders of the Acquired Fund upon the receipt of the Acquiring Fund shares by such shareholders;

●	the aggregate tax basis of the shares of the Acquiring Fund, including any fractional shares, received by each shareholder of the Acquired Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund shares, including fractional shares, to be received by each shareholder of the Acquired Fund will include the period during which the Acquired Fund shares exchanged were held by such shareholder; and

●	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381 through 384 of the Code and the regulations thereunder.

The Acquiring Fund intends to continue to be treated as a regulated investment company as defined in Section 851 of the Code.

Prior to the Closing Date, the Acquired Fund may declare to its shareholders one or more distributions consisting of investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), and/or any undistributed realized net capital gains, including any gains realized from any actual or deemed sales of assets on or prior to the Closing Date, for the avoidance of doubt, after reduction for any available capital loss carryforwards, recognized in periods up to and including the Closing Date. Any such distribution generally would be taxable to shareholders that are subject to tax.

Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Tax Capital Loss Carryforwards. Federal income tax law permits a regulated investment company to carry forward its net capital for an unlimited number of taxable years. The Acquired Fund did not have a capital loss carryforward at the end of the Acquired Fund’s October 31, 2024 fiscal year and the Acquired Fund has booked realized gains for the current fiscal year.

Capitalization The following table sets forth, as of October 31, 2025, the capitalization of the Acquired Fund and the Acquiring Fund, and the pro forma combined capitalization of the Acquiring Fund assuming the Reorganization has been consummated.

Share Class	Acquired Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund Pro Forma Combined
Shares:		Class I
Net Assets	$59,995,715	$109,660,755		$169,656,470
Shares Outstanding[1]	2,252,414	2,706,039	(771,472)	4,186,981
Net Asset Value per Share	$26.64	$40.52		$40.52

[1]	The Acquired Fund shares will be exchanged for the Class I shares of the Acquiring Fund at the Class I shares’ ending NAV calculated as of the Effective Time.

Interest of Certain Persons in the Transaction

North Star receives an annual investment advisory fee from the Acquiring Fund based on the Acquiring Fund’s average daily net assets. As a result of the Reorganization, the Acquiring Fund’s net assets will increase and, as a result, the dollar amount North Star receives for its services to the Acquiring Fund will also increase.

North Star is only acquiring Perritt’s mutual fund business. Perritt will remain in business as a separate investment adviser following the Transaction and the Reorganization. Perritt will not be involved in the management of the Acquiring Fund.

F.	ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Acquired Fund, see the Acquired Fund’s SAI. For a general discussion of the operation and organization of the Acquiring Fund, see the Acquiring Fund’s SAI.

Comparison of Forms of Organization and Shareholder Rights

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Form of Organization. The Acquired Fund is a separate series of Perritt Funds, which is organized as a Maryland corporation. The Acquiring Fund is a separate series of NLFT II, which is organized as a Delaware statutory trust. Perritt Funds’ operations are governed by its Articles of Incorporation, By-Laws, Maryland law and its Board of Directors. NLFT II’s operations are governed by its Agreement and Declaration of Trust, By-Laws, Delaware law

and its Board of Trustees. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The directors and trustees of the Acquired Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Acquiring Fund and Acquired Fund indicate that the amount of shares that the Acquiring Fund may issue is unlimited while the Acquired Fund may issue 100 million shares and Perritt Funds may issue up to one billion shares. The Perritt Funds Board has the power and authority, without the approval of the holders of any outstanding shares, to increase or decrease the number of shares of capital stock, or the number of shares of capital stock of any class or series, that the Company has authority to issue. Shares of the Acquired Fund and the Acquiring Fund have no preemptive rights.

The shareholders of NLFT II are entitled to one vote for each whole share held of the Acquiring Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Acquiring Fund (or a shall be entitled to vote.

The governing instruments of the Acquiring Fund further provide that all shares of NLFT II entitled to vote on a matter shall vote separately by series. That is, the shareholders of each series have the right to approve or disapprove matters affecting NLFT II and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of NLFT II to be voted in the aggregate without differentiation between the separate series, then all NLFT II’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

The rights of redemption and repurchase are described in Acquired Fund’ prospectus and the Acquired Fund’ SAI, For a description of other significant attributes of shares of the Acquired Fund, see “How to Buy Shares,” “How to Sell Shares” and “Exchanging Shares” in the Acquired Fund’ prospectus and “Capital Stock” in the Acquired Fund’ SAI, which are incorporated by reference herein.

The shareholders of the Acquired Fund are entitled to one vote for each whole share held of the Acquired Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of a Acquired Fund (or a class thereof) shall be entitled to vote.

The rights of redemption and repurchase are described in Acquired Fund’ prospectus and the Acquired Fund’ SAI, For a description of other significant attributes of shares of the Acquired Fund, see “How to Buy Shares,” “How to Sell Shares” and “Exchanging Shares” in the Acquired Fund’ prospectus and “Capital Stock” in the Acquired Fund’ SAI, which are incorporated by reference herein.

Shareholder Meetings. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for Acquiring Fund or any series may be called by the Trustees of NFLT II, Chairman of the NLFT II Board or the President of NLFT II from time to time for any lawful purpose, including electing Trustees. Special meetings of the shareholders of NLFT II or any series shall be called by the NLFT II Board, Chairman, or President upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. Shareholder meetings for the Acquired Fund by the board of directors, the president, any vice president, or the secretary, and shall be called by the secretary upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting; provided that such holders prepay the costs to the corporation of preparing and mailing the notice of the meeting.

Quorum. The governing instrument of the Acquiring Fund provide that, except when a larger quorum is required by applicable law, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum. The governing instrument of the Acquired Fund provide that, at any meeting of shareholders the presence in person or by proxy of shareholders entitled to cast a majority of the votes thereat shall constitute a quorum.

Adjournment of Shareholder Meetings. The governing instruments of the Acquiring Fund and Acquired Fund provide that any meeting of shareholders may be adjourned from time to time, by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. The governing instruments of the Acquired Fund further provide that the chairman of the meeting may adjourn it.

Vote Required. The governing documents of both the Acquired Fund and the Acquiring Fund provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of directors/trustees.

Removal of Directors/Trustees by Shareholders. The governing instruments of the Acquiring Fund provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. The Acquiring Fund’ Declaration provide that the Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

The governing instruments of the Acquired Fund provide that shareholders may remove a director by the affirmative vote of the shareholders holding a majority of the votes entitled to be cast thereon at any meeting of shareholders, duly called and at which a quorum is present. The Acquired Fund’ government instruments do not provide that the Perritt Funds Board may remove a director. The Perritt Funds Board, however, increase or decrease the size of the Board from time to time by a majority vote of the Board or fill any vacancies by a majority of the remaining members of the Board.

Personal Liability of Shareholders. The governing instruments for the Acquired Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of a Fund.

Amendments of Governing Instruments. The governing instruments of both the Acquired Fund and the Acquiring Fund provide that the Trustees may amend the governing instruments at any time in writing without the need for shareholder action, except for the Acquired Fund, the Perritt Funds Board may not amend or repeal any By-Laws adopted by shareholders if the bylaws so adopted so provide.

Derivative Actions. The governing instruments of the Acquiring Fund state that a shareholder or shareholders may bring derivative action on behalf of NLFT II only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused.

While the governing instruments of the Acquired Fund do not address derivative actions, they have those powers granted under Maryland law to shareholders of a Maryland corporation which permits shareholder to bring a derivative action only if they first make a pre-suit demand upon the Directors to bring the subject action or show that such a demand would be futile.

Comparison of Valuation Procedures The NAV for each Fund is calculated in the following manner.

The Acquired Fund	The Acquiring Fund
The price at which investors purchase shares of the Acquired Fund and at which shareholders redeem or exchange shares of the Acquired Fund is called the net asset value (“NAV”). The Acquired Fund normally calculates its NAV as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. If the NYSE is not open, then the Acquired Fund does not determine its net asset value, and investors may not purchase or redeem shares of the Acquired Fund. The NYSE is closed for trading on New Year’s Day, Dr. Martin Luther King, Jr. Day,

As indicated in the Prospectus under the heading “Share Price,” the net asset value (“NAV”) of each Acquiring Fund’s shares, by class, is determined by dividing the total value of a Acquiring Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of a Acquiring Fund, by class.

Generally, the Acquiring Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities

Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergencies. If the NYSE closes early on a valuation day, the Acquired Fund shall determine its net asset value as of that time. The Acquired Fund calculates its NAVs based on the market prices of the securities (other than money market instruments) it holds unless market quotations are not readily available, or are deemed unreliable, or other circumstances require fair valuing the securities (as discussed below).

Securities and other assets for which market quotations are not readily available or are deemed unreliable are valued by appraisal at their fair value as determined by the Adviser, as the Acquired Fund’s valuation designee under Rule 2a-5 of the Investment Company Act, using fair value methodologies established by the Adviser. The Acquired Fund values money market instruments that it holds with remaining maturities of less than sixty (60) days at their amortized cost, as long as the Adviser determines that amortized cost approximates the fair value of the instruments under its fair value methodologies. Other types of securities that the Acquired Fund may hold for which fair value pricing might be required include, but are not limited to: (a) securities of an issuer that has entered into a restructuring; and (b) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Acquired Fund could obtain the fair value assigned to a security if it were to sell such security at approximately the same time at which the Acquired Fund determines its NAV per share.

Equity securities of relatively small companies frequently will be traded only in the over-the-counter market or on regional stock exchanges and often will be closely held with only a small proportion of the outstanding securities held by the general public. In view of such factors, the Acquired Fund may assume positions in securities with limited trading markets that are subject to wide price fluctuations. Therefore, the current NAV of the Acquired Fund may fluctuate significantly. In addition, the Acquired Fund may invest in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Acquired Fund may change on days when you are unable to purchase or redeem shares.

traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Acquiring Funds’ Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, a Acquiring Fund may use an independent pricing service to calculate the fair

The Acquired Fund will process purchase orders, redemption orders and exchange orders that it receives in good order (i.e., the request includes the name of the Acquired Fund; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Acquired Fund) prior to the close of regular trading on a day that the NYSE is open at the NAV determined later that day. The Acquired Fund will process purchase orders, redemption orders and exchange orders that they receive in good order after the close of regular trading at the NAV calculated on the next day the NYSE is open. A purchase, redemption or exchange order is in “good order” when the Acquired Fund or your servicing agent receives properly completed and signed documents.

market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Acquiring Fund shares are not priced, the value of securities held by a Acquiring Fund can change on days when Acquiring Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before a Acquiring Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Acquiring Funds’ Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquiring Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of a Acquiring Fund’s NAV by short-term traders. In addition, because a Acquiring Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Acquiring Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Acquiring Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Acquiring Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Acquiring Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Acquiring Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, a Acquiring Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Disclosure of Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the Fund’s statement of additional information, which is incorporated by reference. Each Fund has a similar policy whereby disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-Q.

Management Comparisons

Board of Directors/Trustees

Overall responsibility for oversight of the Acquired Fund rests with its Board (the “Perritt Board”). The Perritt Board is responsible for overseeing Perritt and other service providers in the operations of the Acquired Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and Perritt Fund’s governing documents. The Perritt Board currently has three Directors. A list of the Directors and officers of Perritt Funds, and their present positions and principal occupations, is provided under “Directors and Officers” in the Acquired Fund’s SAI.

Overall responsibility for oversight of NLFT II rests with its Board of Trustees (the “NLFT II Board”). The NLFT II Board is responsible for overseeing North Star and other service providers in the operations of NLFT II in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT II’s governing documents. NLFT II currently has five Trustees, all of whom are not “interested persons” as that term is defined under the 1940 Act, of NLFT II. A list of the Trustees and officers of NLFT II, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Acquiring Fund’s SAI.

Investment Advisers of the Funds Perritt

Perritt Capital Management, Inc. (“Perritt”), 300 South Wacker Drive, Suite 600, Chicago, Illinois, currently serves as investment adviser to the Acquired Fund pursuant to an investment advisory agreement dated February 28, 2013 (the “Perritt Advisory Agreement”). Perritt is a wholly owned subsidiary of Investment Information Services, Inc. (“IIS”). Michael J. Corbett, President of Perritt, owns a majority of the outstanding common stock of IIS and controls both IIS and Perritt.

None of the Perritt Funds Directors who are disinterested persons, or any members of their immediate family, own shares of Perritt or companies controlled by or under common control with Perritt.

Under the terms of the Perritt Advisory Agreements, Perritt manages the Acquired Fund’s investments subject to the supervision of the Perritt Fund’s Board of Directors. Perritt is responsible for investment decisions and supplies investment research and portfolio management. Under the Perritt Advisory Agreement, Perritt, at its own expense and without reimbursement from the Acquired Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Acquired Fund and maintaining its organization, pays the salaries and fees of all officers and Directors of Perritt Fund (except the fees paid to disinterested directors) and bears all sales and promotional expenses of the Acquired Fund.

For the foregoing, the Acquired Fund pays to Perritt a monthly advisory fee at the annual rate of 1.00% of its average daily net assets.

The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering shares with the SEC and in the various states, the printing and distribution cost of prospectuses for existing shareholders, the cost of director and officer liability insurance, fidelity bond insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of the Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

The Adviser has undertaken to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the investment advisory fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, acquired fund fees and expenses, brokerage commissions and extraordinary items, exceed that percentage of the average NAV of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund’s common stock is qualified for sale. If the states in which the Fund’s common stock is qualified for sale impose no restrictions, the Adviser will waive its advisory fee to the extent that the Fund’s total operating expenses exceed 1.75% of the Fund’s average NAV. As of the date of this SAI, no such state law provision was applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Adviser’s fee, subject to later adjustment month by month for the remainder of the Fund’s fiscal year. The Adviser may from time to time, at its sole discretion, reimburse the Fund for expenses incurred in addition to the reimbursement of expenses in excess of applicable limitations.

The Advisory Agreements will continue in effect for as long as their continuance is specifically approved at least annually, by (i) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the Directors of the Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements provide that they may be terminated at any time without the payment of any penalty, by the Board or by vote of a majority of the Fund’s shareholders, on a sixty (60) day written notice to the Adviser, and by the Adviser on the same notice to the Company, and that it shall be automatically terminated if it is assigned.

North Star

North Star Investment Management Corp. (the “North Star”), located at 20 N. Wacker Drive, Suite 1416, Chicago, IL 60606, acts as the investment adviser to the Acquiring Fund pursuant to an investment advisory agreement (the “North Star Advisory Agreement”) under which North Star manages the Acquiring Fund’s investments subject to the supervision of the NLFT II Board. North Star Financial Services Corp. is the sole shareholder of North Star, and Messrs. Peter Gottlieb, Eric Kuby, and Bradley Cohen are its principal shareholders. Under the North Star Advisory Agreement, the Acquiring Fund compensates North Star for its investment advisory services at the annual rate of 1.00% on the first $100 million of the Acquiring Fund’s average daily net assets and 0.90% thereafter, computed daily and payable monthly.

Subject to the general supervision of the NLFT II Board, the North Star is responsible for managing the Acquiring Fund in accordance with its investment objective and policies. North Star also provides the Acquiring Fund with all necessary office facilities and personnel for servicing the Acquiring Fund’s investments, compensates all officers, Trustees, and employees of the Trust who are officers, directors, or employees of North Star, and all personnel of the Acquiring Fund or the North Star performing services relating to research, statistical, and investment activities.

North Star has agreed contractually to waive its management fee and/or reimburse operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, taxes, and extraordinary expenses) at least until February 29, 2028, such that net annual fund operating expenses do not exceed 1.73% of average net assets for Class I shares of the Acquiring Fund. North Star is permitted to receive reimbursement from the Fund for fees it waived and expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. This operating expense limitation agreement can be terminated only by, or with the consent of, the NLFT II Board.

Portfolio Managers

Acquired Fund Portfolio Managers

Michael Corbett and Matthew Brackmann are jointly and primarily responsible for the day-to-day management of the Acquired Fund’s portfolio.

Michael Corbett. Mr. Corbett is President of the Adviser and has served as Portfolio Manager of the Fund since 1996.

Matthew Brackmann. Mr. Brackmann is Director of Trading at the Adviser and joined Mr. Corbett as Co-Portfolio Manager of the Fund in 2024.

Acquiring Fund Portfolio Managers

Eric Kuby. Mr. Kuby has over 40 years of experience, serving both individual and institutional clients. Mr. Kuby joined the Adviser in 2004 and has been Chief Investment Officer of the Adviser since 2005. As Chairman of the Investment Committee, he is responsible for overseeing the firm’s various investment strategies. Mr. Kuby holds an MBA in Finance as well as a BA in Economics from The University of Chicago.

Peter Gottlieb. Mr. Gottlieb has over 34 years’ experience in the financial industry as a financial advisor as well as serving on the Board of Directors of a community bank, a publicly traded business development company and a community hospital. Mr. Gottlieb is the Founder and President of the Adviser since 2003. Mr. Gottlieb earned his BA degree from the University of Michigan, School of Business.

Bradley Cohen. Mr. Cohen has over 30 years of financial industry experience. He has been a portfolio manager of the Adviser since 2006. He graduated from the University of Maryland and received his J.D. from Marquette Law School. Previously he had thirteen years of security experience as a member, specialist and trader on the Chicago Stock Exchange; most recently as co-owner of LaSalle Capital Partners, an OTC specialist Firm.

Other Service Providers

The following chart describes the service providers to the Acquired Fund and the Acquiring Fund:

	Acquired Fund	Acquiring Fund
Administrators	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Fund Accounting	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Distributor	Quasar Distributors, LLC	Northern Lights Distributors, LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	Ultimus Fund Solutions, LLC
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	RSM US LLP
Custodian	U.S. Bank National Association	U.S. Bank National Association
Legal Counsel	Foley & Lardner LLP	Alston & Bird LLP

Control Persons and Principal Holders of Securities As of October 31, 2025, the Funds’ shareholders of record and/or beneficial owners (to the Funds’ knowledge) who owned five percent or more of the Funds’ shares were as follows:

Acquiring Fund

Shareholder Name and Address	Percent of Shares Held of Class
Class I Shares
Charles Schwab & Co., Inc./Special Custody Account For The Exclusive Benefit of Customers Attn: Mutual Funds Operations	15.47%*
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5.56%*

Acquired Fund

Account Name and Address	Percent of Shares Held of Class

Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1901	39.48%*
National Financial Services LLC For The Exclusive Benefit Of Our	16.96%*

Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995
Morgan Stanley Smith Barney LLC 2000 Westchester Ave Purchase NY 10577-2539	11.93%*

*	Record holder

A beneficial owner of more than 25% of a voting security of a Fund is presumed to have “control” of the Fund for purposes of the 1940 Act, absent a determination to the contrary by the SEC. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

G.	VOTING INFORMATION

Record Date, Voting Rights, And Votes Required

This Combined Prospectus/Proxy Statement is being sent to you in connection with the solicitation of proxies by the Perritt Funds Board for use at the Special Meeting. The close of business on December 1, 2025, is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR the proposal.

As of December 1, 2025 (“the Record Date”), there were 2,410,030.73 shares of the Acquired Fund issued and outstanding. There were 2,701,967.866 of Class I shares of the Acquiring Fund outstanding as of the Record Date.

All shareholders of record of the Acquired Fund on the Record Date are entitled to vote at the Special Meeting on the proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund is required for the approval of the proposed Plan. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

How to Vote Your Shares

Acquired Fund shareholders may vote in one of the following ways:

●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);

●	vote on the Internet at the website address listed on your proxy card;

●	call the toll-free number listed on your proxy card to reach an automated touchtone voting line; or

●	call the toll-free number (800) 967-5051 to speak with a live operator Monday through Friday 9:00 AM to 10:00 PM Eastern time.

Proxies

The Acquired Fund will vote the shares for which it receives timely voting instructions from shareholders in accordance with those instructions. Shares for which the Acquired Fund receives a proxy card that is signed and timely returned but is not marked to indicate voting instructions will be treated as an instruction to vote the shares “FOR” the Reorganization. Shares for which the Acquired Fund receives no timely voting instructions from shareholders will be voted by the Acquired Fund either “FOR” or “AGAINST” the Reorganization, or as an abstention, in the same proportion as the shares for which shareholders have provided voting instructions to the Acquired Fund.

Quorum And Adjournments

A quorum is present if a majority of the votes of the shares of a Fund entitled to be cast are present in person or by proxy. Any lesser number shall be sufficient for adjournments.

If quorum does not exist or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the SEC, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect Of Abstentions And Broker “Non-Votes”

All proxies voted, including abstentions, will be counted toward establishing a quorum. Because the proposal is expected to “affect substantially” a shareholder’s rights or privileges, a broker may not vote shares if the broker has not received instructions from beneficial owners or persons entitled to vote, even if the broker has discretionary voting power (i.e., the proposal is non-discretionary). Because the proposal is non-discretionary, Perritt Funds does not expect to receive broker non-votes. Assuming the presence of a quorum, abstentions will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to Perritt Funds, by submission of a later-dated, duly executed proxy or by voting in person at the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the voting instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Cost of Solicitation of Proxies

North Star and Perritt have retained EQ Fund Solutions LLC (“EQ Fund Solutions”) to provide proxy services, at an anticipated cost of approximately $39,000. Pursuant to the agreement, EQ Fund Solutions will manage the solicitation, including printing and mailing solicitation materials, as well as contacting shareholders via telephone. North Star and Perritt will bear the costs of the Special Meeting, including legal costs, the costs of retaining EQ Fund Solutions, and other expenses incurred in connection with the solicitation of proxies.

H.	MISCELLANEOUS INFORMATION

Other Business

The Perritt Funds Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganizations.

Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Perritt Funds Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by Perritt Funds at its office at a reasonable time before Perritt Funds begins to print and mail its proxy statement, as determined by the Perritt Funds Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

Multiple Shareholders In A Household

If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Combined Prospectus/Proxy Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Combined Prospectus/Proxy Statement, the Funds will deliver promptly a separate copy of this Combined Prospectus/Proxy Statement to you upon written or oral request.

Information Filed With The SEC

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by Perritt Funds and NLFT II may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

To receive a separate copy of this Combined Prospectus/Proxy Statement, please call (800) 967-5051, or if you would like to receive a separate copy of future proxy statements, prospectuses or annual reports, please contact the Acquiring Fund at 1-855-580-0900.

I.	FINANCIAL HIGHLIGHTS

Set forth below are the financial highlights for the Funds. The financial highlights are intended to help you understand the Funds’ financial performance for the past five fiscal years (or since inception of the Funds if less than five years). The Acquired Fund’s fiscal year end is October 31 and the Acquiring Fund’s fiscal year end is November 30. Certain information reflects financial results for a single Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds, assuming reinvestment of all dividends and distributions. The financial information for the Acquired Fund for the periods shown has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements, is included in the Acquired Fund’s annual report and the unaudited financial statements included in the Acquired Fund’s semi-annual report to shareholders for the six-month period ended April 30, 2025, which are available at no charge upon request. The information for the Acquiring Fund has been derived from the financial statements audited by RSM US LLP whose report, along with the financial statements, are included in the Acquiring Fund’s November 30, 2024 annual report and the unaudited financial statements included in the Acquiring Fund’s semi-annual report to shareholders for the six-month period ended May 31, 2025, which are available at no charge upon request. Each Funds’ annual and semi-annual report is available upon request by calling the Acquired Fund at 1-800-332-3133 and the Acquiring Fund’s at 1-855-580-0900.

FINANCIAL HIGHLIGHTS

Acquired Fund

For a Fund share outstanding throughout the period/year

		For the Years Ended October 31,
	For the Period Ended April 30, 2025	2024	2023	2022	2021	2020
	(Unaudited)
Net asset value, beginning of period/year	$23.69	$23.58	$23.68	$32.02	$19.51	$23.12
INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)[2]	(0.01)	(0.10)	0.10	(0.11)	(0.15)	(0.15)
Net realized and unrealized gain (loss) on investments	(3.42)	4.01	0.56	(3.95)	12.66	(2.66)
Total from investment operations	(3.43)	3.91	0.66	(4.06)	12.51	(2.81)
LESS DIVIDENDS AND DISTRIBUTIONS
From net realized gains	—	(3.80)	(0.76)	(4.28)	—	(0.80)
Total dividends and distributions	—	(3.80)	(0.76)	(4.28)	—	(0.80)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$20.26	$23.69	$23.58	$23.68	$32.02	$19.51
Total return[1]	(14.48%)[5]	17.56%	2.76%	(14.95)%	64.12%	(12.46)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period/year (in thousands)	$49,176	$62,093	$50,899	$54,739	$72,496	$52,756
Ratio of net expenses to average net assets	1.76%[4]	1.73%	1.65%	1.56%	1.56%	1.64%
Ratio of net investment income (loss) to average net assets	(0.07)%[4]	(0.41)%	0.39%	(0.43)%	(0.53)%	(0.73)%
Portfolio turnover rate	7.7%[5]	13.5%	20.5%	23.0%	23.5%	19.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.

[2]	Net investment income (loss) and redemption fees per share has been calculated based on average shares outstanding during the period/year.

[3]	Amount is less than $0.01 per share.

[4]	Annualized for periods less than one year.

[5]	Not annualized for periods less than one year.

Acquiring Fund

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year of the Acquiring Fund.

	North Star Micro Cap Fund Class I
	For the Six Months Ended May 31, 2025 (Unaudited)		For the Year Ended November 30, 2024	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020
Net Asset Value Beginning of Period	$44.68		$34.50	$31.81	$41.77	$35.74		$26.11
Activity From Investment Operations
Net investment income (loss) (a)	0.11		0.31	0.28	0.19	(0.00	)(b)	0.00	(b)
Net gain (loss) from securities (both realized and unrealized)	4.96		10.14	2.49	(8.80)	6.03		9.76
Total from operations	4.85		10.45	2.77	(8.61)	6.03		9.76

Less Distributions From:
Net investment income	(0.31)		(0.27)	(0.08)	(0.10)	(0.00	)(b)	(0.08)
Net realized gains on investments	(0.94)		—	—	(1.25)	—		—
Return of Capital	—		—	—	—	—		(0.05)
Total Distributions	(1.25)		(0.27)	(0.08)	(1.35)	(0.00)		(0.13)

Redemption Fees (b)	0.00		0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$38.58		$44.68	$34.50	$31.81	$41.77		$35.74

Total Return (c)	(11.16	)% (d)	30.50%	8.74%	(21.34)%	16.88%		37.57%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$106,699		$126,324	$100,215	$93,664	$126,281		$97,262
Ratio to average net assets:
Expenses	1.42	% (e)	1.33%	1.38%	1.41%	1.29%		1.38%
Net investment income (loss)	0.56	% (e)	0.78%	0.85%	0.55%	(0.01)%		(0.00	)% (f)
Portfolio turnover rate	15	% (d)	26%	18%	11%	9%		35%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Less than $0.005 per share.

(c)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(d)	Not annualized.

(e)	Annualized.

(f)	Less than 0.005%.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [______], 2026, among (i) NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (“NLFT II”), on behalf of the North Star Micro Cap Fund (the “Acquiring Fund”), a series of NLFT II, (ii) PERRITT FUNDS, INC., a Maryland corporation (“Perritt Funds”), on behalf the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), a series of Perritt Funds (NLFT II and Perritt Funds are each sometimes referred to herein as an “Investment Company” and collectively as “Investment Companies,” and the Acquiring Fund and Acquired Fund are sometimes referred to herein, collectively, as the “Funds”), (iii) North Star Investment Management Corp., a Delaware corporation (“North Star”), solely with respect to paragraph 7, and (iv) Perritt Capital Management, Inc., a Illinois corporation (“PCM”), solely with respect to paragraph 7. Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Funds, and of and by each Investment Company, as applicable, on behalf of the respective Fund, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

Each Investment Company wishes to effect the reorganization as described in section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will consist of the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for shares of beneficial interest (“shares”) of Class I shares of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities as described herein, and the distribution of the Acquiring Fund Shares pro rata to the Acquired Fund’s shareholders in exchange for their shares therein and in complete liquidation of the Acquired Fund, all on the terms and conditions set forth herein (the “Reorganization”).

Each Investment Company’s board of trustees or directors (each a “Board” and collectively the “Boards”) including a majority of its members who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on each respective Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of each Fund that is a series thereof and, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Acquired Fund currently offers one class of shares (the “Acquired Fund Shares”).   The Acquiring Fund currently offers Class I and Class R shares (with only Class I shares representing the Acquiring Fund Shares). The rights, powers, privileges, and obligations of the Acquiring Fund Shares will be substantially similar to those of the Acquired Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION

1.1       Subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions set forth herein, the Acquired Fund shall assign, sell, convey, transfer, and deliver to the Acquiring Fund all of the assets of the Acquired Fund as described in paragraph 1.2 (“Assets”) free and clear of all liens, encumbrances and claims whatsoever.  In exchange therefor, the Acquiring Fund shall:

(a)       issue and deliver to the Acquired Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Shares determined as set forth in paragraph 2.3, and

(b)       assume all liabilities of the Acquired Fund as set forth in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 3.1).

1.2       The Assets of the Acquired Fund shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), any prepaid expenses, claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Acquired Fund owns at the Effective Time (as defined in paragraph 3.1) and any deferred and prepaid expenses shown as assets on the Acquired Fund’s books at that time; and the Acquired Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to NLFT II.

1.3       The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date (as defined in paragraph 3.1). The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether absolute, contingent, known or unknown, accrued or unaccrued, including, without limitation, any and all debts, obligations, expenses, costs, charges, reserves, and investment contracts entered into in accordance with the terms of its Prospectus (such as options, futures, forward contracts, and swap agreements), and all obligations related to the preparation and filing, as of and after the Closing Date, of any and all reports, forms, tax returns, or other regulatory filings required by the Securities and Exchange Commission, the Internal Revenue Service, or any federal, state, or local authority, provided, however, that such assumed liabilities shall exclude expenses relating to the Reorganization borne by North Star and PCM pursuant to Article 7 and shall be without recourse to the Acquired Fund.

1.4       At the Effective Time (or as soon thereafter as is reasonably practicable), the Acquired Fund shall distribute all of the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Acquired Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by NLFT II’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Shareholders’ names and transferring those Acquiring Fund Shares thereto.  Each Shareholder’s account shall be credited with the number of full and fractional Acquiring Fund Shares having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Acquired Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Acquired Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Acquired Fund’s shareholder records.  NLFT II shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

1.5       Any transfer taxes payable on the issuance and transfer of the Acquiring Fund Shares in a name other than that of the registered holder on the Acquired Fund’s shareholder records of the Acquired Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6       Any reporting responsibility of the Acquired Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain the Acquired Fund’s responsibility for periods ending prior to the Closing Date, up to and including the date on which it is terminated, and shall be the sole responsibility of the Acquiring Fund for periods ending on or after the Closing Date, including the completion and filing of Forms N-PORT, N-CEN, tax returns, and other required regulatory filings.

1.7       After the Effective Time, the Acquired Fund shall not conduct any business except in connection with the Acquired Fund’s termination or as otherwise contemplated hereby.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Acquired Fund shall terminate.

2.	VALUATION

2.1       The value of the Assets of the Acquired Fund to be acquired, and the amount of the Acquired Fund’s Liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the Acquiring Fund’s valuation procedures, and as set forth in the then-current prospectus or statement of additional information of the Acquiring Fund, or such other valuation procedures as shall be mutually agreed upon by the Investment Companies (“Valuation Procedures”).

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the Valuation Procedures.

2.3        The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the net assets of the Acquired Fund determined using the same Valuation Procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share determined in accordance with paragraph 2.2.

2.4        All computations of value shall be made by Ultimus Fund Solutions, LLC in accordance with the regular practices of Ultimus Fund Solutions, LLC as fund accountant for the Acquiring Fund, and shall be subject to adjustment by an amount, if any, agreed to by Ultimus Fund Solutions, LLC and U.S. Bank Global Fund Services, the Acquired Fund’s administrator.

2.5       Perritt Funds and NLFT II agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Valuation Date any material pricing differences identified between the prices of the Assets determined using the Valuation Procedures as compared to the prices of the Assets determined using the Acquired Fund’s valuation procedures.

2.6       In the event that on the Valuation Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.	CLOSING AND EFFECTIVE TIME

3.1       Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on February 27, 2026 (the “Closing Date”), or such other date as the Investment Companies, through their duly authorized officers, may mutually agree in writing (“Effective Time”).  The Closing shall be held at the offices of Ultimus Fund Solutions, LLC at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or at such other place as to which the Investment Companies agree.

3.2       Perritt Funds shall cause the custodian of the Assets (“Old Custodian”) (a) to make the Acquired Fund’s portfolio securities available to NLFT II (or to its custodian (“New Custodian”), if NLFT II so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the Acquiring Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, in the case of the Acquired Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. Perritt Funds shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (i) stating that pursuant to proper instructions provided to the Old Custodian by Perritt Funds, the Old Custodian has delivered all of the Acquired Fund’s portfolio securities, cash, and other Assets to the New Custodian for the Acquiring Fund’s account, and (ii) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to NLFT II that such information, as reflected on the Acquiring Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

3.3       With respect to the Acquired Fund, Perritt Funds shall deliver, or shall direct its transfer agent to deliver, to NLFT II at the Closing, an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Acquired Fund Shares each such Shareholder owns, at the Effective Time, certified by Perritt Fund’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  NLFT II shall direct its transfer agent to deliver to Perritt Funds at or as soon as reasonably practicable after the Closing, an authorized officer’s certificate as to the opening of accounts on the Acquiring Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to Perritt Funds that the Acquiring Fund Shares to be credited to the Acquired Fund at the Effective Time have been credited to the Acquired Fund’s account on those records.

3.4       Perritt Funds shall deliver to NLFT II and to North Star within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on Acquired Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Acquired Fund.

3.5       At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, opinions, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

4.	REPRESENTATIONS AND WARRANTIES

4.1       Perritt Funds, on the Acquired Fund’s behalf, represents and warrants to NLFT II, on the Acquiring Fund’s behalf, as follows:

(a)       Perritt Funds (1) is a Maryland corporation that is duly created, validly existing, and in good standing under the laws of Maryland, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Acquired Fund is a duly established and designated series of Perritt Funds;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Perritt Fund’s Board; and this Agreement constitutes a valid and legally binding obligation of Perritt Funds, with respect to the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       At the Effective Time, Perritt Funds will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, NLFT II, on the Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)       Perritt Funds, with respect to the Acquired Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Perritt Fund’s Articles of Incorporation dated April 9, 2004, as amended (“Perritt Funds Articles”), or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Perritt Funds, on the Acquired Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Perritt Funds, on the Acquired Fund’s behalf, is a party or by which it is bound;

(f)       At or before the Effective Time, either (1) all material contracts and other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or the Acquiring Fund’s assumption of any Liabilities of the Acquired Fund thereunder will be made, without either Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Perritt Funds may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Perritt Fund’s knowledge, threatened against Perritt Funds involving the Acquired Fund or any properties or assets attributable or allocable to the Acquired Fund, that, if adversely determined, would materially and adversely affect the Acquired Fund’s financial condition or the conduct of its business; and Perritt Funds, on the Acquired Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Acquired Fund’s business or Perritt Fund’s ability to consummate the transactions contemplated hereby;

(h)       The Acquired Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the period ended April 30, 2025 are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”), and those Statements (copies of which Perritt Funds has furnished to NLFT II), present fairly, in all material respects, the Acquired Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquired Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)       Since April 30, 2025, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquired Fund Share due to declines in market values of securities the Acquired Fund holds, the discharge of the Liabilities, or the redemption of the Acquired Fund Shares by shareholders shall not constitute a material adverse change;

(j)       On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to section 852 or 4982 of the Code;

(k)       For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund: (i) has qualified or will qualify (in the case of the short taxable year ending on the Closing Date), to be treated as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under section 852 of the Code; and (iii) has been, and will be (in the case of the short taxable year ending on the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(l)       Except as otherwise disclosed in writing to the Acquiring Fund, the Acquired Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its capital stock; has withheld all material amounts in respect of dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid; and is not liable for any material penalties with respect to such reporting and withholding requirements;

(m)       The Acquired Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding;

(n)       The Acquired Fund does not own any “converted property” (as that term is defined in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(o)       Except as otherwise disclosed to the Acquiring Fund, the Acquired Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p)       The Acquired Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (j) through (o) above;

(q)       All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by Perritt Funds; all issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth on the Acquired Fund’s shareholder records, as provided in paragraph 3.3; and the Acquired Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquired Fund Shares, nor are there outstanding any securities convertible into any Acquired Fund Shares;

(r)       The Acquired Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s)       The information to be furnished by Perritt Funds for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by Perritt Funds shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1);

(t)       To the personal knowledge of the officers of Perritt Funds, the Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s prospectus, except as previously disclosed in writing to NLFT II;

(u)       The Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof; and

(v)       Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquired Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquired Fund, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder (the “Investment Advisers Act”)) with any investment adviser of the Acquired Fund, been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of the Acquired Fund, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation.

4.2       NLFT II, on the Acquiring Fund’s behalf, represents and warrants to Perritt Funds, on the Acquired Fund’s behalf, as follows:

(a)       NLFT II (1) is a Delaware statutory trust that is duly created, validly existing, and in good standing under the laws of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)       The Acquiring Fund is a duly established and designated series of NLFT II;

(c)       The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of NLFT II’s Board; and this Agreement constitutes a valid and legally binding obligation of NLFT II, with respect to the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)       All issued and outstanding shares of the Acquiring Fund are, and at the Effective Time will be, validly issued, fully paid, and non-assessable by NLFT II; and before the Closing, there will be no (1) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, or (2) securities convertible into any Acquiring Fund Shares;

(e)       No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)       NLFT II, with respect to the Acquiring Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of NLFT II’s Agreement and

Declaration of Trust dated August 26, 2010 (“NLFT II Declaration”) or By Laws, or any Undertaking to which NLFT II, on the Acquiring Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which NLFT II, on the Acquiring Fund’s behalf, is a party or by which it is bound;

(g)       No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to NLFT II’s knowledge, threatened against NLFT II with respect to the Acquiring Fund or any of its properties or assets attributable or allocable to the Acquiring Fund, that, if adversely determined, would materially and adversely affect NLFT II’s financial condition or the conduct of its business; and NLFT II, on the Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects NLFT II’s business or NLFT II’s ability to consummate the transactions contemplated hereby;

(h)       The Acquiring Fund’s unaudited Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets at and for the period ended May 31, 2025, are in accordance with GAAP, and those Statements (copies of which NLFT II has furnished to Perritt Funds), present fairly, in all material respects, the Acquiring Fund’s financial condition at the date thereof in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on its balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)       Since May 31, 2025, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per Acquiring Fund Share due to declines in market values of securities the Acquiring Fund holds, the discharge of the Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by shareholders shall not constitute a material adverse change;

(j)       On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and the Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to section 852 or 4982 of the Code that has not been paid;

(k)       For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund: (i) has qualified or will qualify (in the case of the taxable year that includes the Closing Date) and intends to continue to qualify for taxation as a RIC under the Code; (ii) has been eligible to compute and has computed its federal income tax under section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for U.S. federal income tax purposes;

(l)       Except as otherwise disclosed in writing to the Acquired Fund, the Acquiring Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting of dividends and other distributions on, and redemptions of, its capital stock; has withheld all material amounts in respect of dividends and other distributions; has paid to the proper taxing authority all taxes required to have been withheld and so paid; and is not liable for any material penalties with respect to such reporting and withholding requirements;

(m)       The Acquiring Fund has not granted any waiver, extension or comparable consent regarding the application of the statute of limitations with respect to any taxes or tax return that is outstanding;

(n)       The Acquiring Fund does not own any “converted property” (as that term is defined in Treasury Regulation section 1.337(d)-7(a)) that is subject to the rules of section 1374 of the Code as a consequence of the application of section 337(d)(1) of the Code and Treasury Regulations thereunder and has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(o)       Except as otherwise disclosed to the Acquired Fund, the Acquiring Fund has not previously been a party to a transaction that qualified as reorganization under section 368(a) of the Code;

(p)       The Acquiring Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in (j) through (o) above;

(q)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares and will be fully paid and non-assessable by NLFT II;

(r)       The Acquiring Fund’s current prospectus and statement of additional information, (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2)  as supplemented by any supplement thereto dated prior to or at the Effective Time, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(s)       The information to be furnished by NLFT II for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 4.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including

FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by NLFT II shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 5.1);

(t)       To the personal knowledge of the officers of NLFT II, the Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s prospectus, except as previously disclosed in writing to Perritt Funds;

(u)       Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Acquiring Fund has been convicted of any felony or misdemeanor described in Section 9(a)(1) of the 1940 Act, nor, to the knowledge of the Acquiring Fund, has any investment adviser, or any “person associated” (as defined in the Investment Advisers Act) with any investment adviser of the Acquiring Fund, been subject, or presently is subject, to any disqualification that would be a basis for denial, suspension, or revocation of registration of an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the 1940 Act, and, to the knowledge of the Acquiring Fund, there is no proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension, or revocation; and

(v)       There is no plan or intention for the Acquiring Funds to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in Section 851(g)(2) of the Code) following the Reorganization.

4.3       Each Investment Company, on its respective Fund’s behalf, represents and warrants to the other Investment Company, on its respective Fund’s behalf, as follows:

(a)       No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or Delaware law in the case the Acquiring Fund or Maryland law in the case of the Acquired Fund, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on the respective Fund’s behalf, except for (1) NLFT II’s filing with the Commission of a combination proxy statement/prospectus on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any amendment thereto (“Registration Statement”), and the effectiveness of the Registration Statement, and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Shareholders at the Shareholders Meeting;

(b)       The fair market value of the Acquiring Fund Shares each Shareholder receives will be equal to the fair market value of the corresponding Acquired Fund Shares it actually or constructively surrenders in exchange therefor;

(c)       The Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)       The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and the Liabilities to which the Assets are subject;

(e)       None of the compensation received by any Shareholder who or that is an employee of or service provider to the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)       No expenses incurred by the Acquired Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the Acquiring Fund, North Star, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

5.	COVENANTS

5.1       Perritt Funds covenants to call a meeting of the Acquired Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

5.2       Perritt Funds covenants that it will assist NLFT II in obtaining information NLFT II reasonably requests concerning the beneficial ownership of the Acquired Fund Shares, subject to confidentiality agreements between the parties.

5.3       Perritt Funds covenants that it will turn over its books and records pertaining to the Acquired Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to NLFT II at the Closing, upon full payment of Reorganization Expenses.

5.4       NLFT II will prepare and file the Registration Statement with the SEC. Perritt Funds covenants to cooperate with NLFT II with NLFT II’s preparation of the Registration Statement in compliance with applicable federal and state securities laws.

5.5       Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) NLFT II, on the Acquiring Fund’s behalf, title to and possession of all the Assets, and (b) Perritt Funds, on the Acquired Fund’s behalf, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

5.6       NLFT II covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the Acquiring Fund’s operations after the Effective Time.

5.7       Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.8        Each Investment Company will operate its businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include customary dividends and distributions and shareholder purchases and redemptions.

5.9       (a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

6.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

6.1       All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in the Acquiring Fund’s name by NLFT II’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2       All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by Perritt Fund’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

6.3       This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the shareholders of the Acquired Fund at the Shareholders Meeting. The Board of each Investment Company, including a majority of the Non-Interested Persons, shall have determined that participation in the Reorganization is in the best interests of the respective Fund and that the interests of the existing shareholders of the respective Fund will not be diluted as a result of the Reorganization.

6.4       All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to NLFT II’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on any Fund’s assets or properties.

6.5       At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby.

6.6        NLFT II, on behalf of the Acquiring Fund, shall have executed and delivered to Perritt Funds an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.7        Perritt Funds shall have duly executed and delivered to NLFT II such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Assets.

6.8       The Acquiring Fund and the Acquired Fund shall have received an opinion from Alston & Bird LLP (“Counsel”), substantially to the effect that, for federal income tax purposes:

(a)	the acquisition by the Acquiring Fund of all of the Assets in exchange solely for the Acquiring Fund Shares and the assumption of the Liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund Shares to the Shareholders in exchange for their Acquired Fund Shares in complete liquidation and termination of the Acquired Fund will constitute a tax-free reorganization under section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund each will be considered a “party to a reorganization” within the meaning of section 368(b) of the Code;

(b)	no gain or loss will be recognized by the Acquired Fund on the transfer of the Assets in exchange for shares of the Acquiring Fund or the assumption by the Acquiring Fund of the Liabilities, or upon the distribution of the Acquiring Fund Shares to the Shareholders in complete liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in section 1256(b) of the Code or (2) the transfer of stock in a “passive foreign investment company” as defined in section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Acquired Fund, or (2) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c)	the tax basis of the Assets will be the same to the Acquiring Fund as the tax basis of such Assets to the Acquired Fund immediately prior to the Reorganization, and the holding period of each Asset in the hands of the Acquiring Fund will include the period during which such Asset was held by the Acquired Fund;

(d)	no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

(e)	no gain or loss will be recognized by the Shareholders upon the receipt of the Acquiring Fund Shares by such Shareholders in exchange for their Acquired Fund Shares;

(f)	the aggregate tax basis of the Acquiring Fund Shares, including any fractional shares, received by each Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by such Shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares, including fractional shares, received by each Shareholder will include the period during which the Acquired Fund Shares exchanged were held by such Shareholder; and

(g)	the Acquiring Fund will succeed to the tax attributes of the Acquired Fund that are described in section 381(c) of the Code, subject to the conditions and limitations specified in sections 381 through 384 of the Code and the regulations thereunder.

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement. The delivery of such opinion is conditioned upon receipt by Counsel of representations it shall request of Perritt Funds and NLFT II.

6.9       The Acquired Fund shall have declared a dividend prior to the Closing, which together with all previous dividends, will have the effect of distributing to the Shareholders all of the Acquired Fund’s investment company taxable income (within the meaning of section 852(b)(2) of the Code, computed without regard to the deduction for dividends paid), if any, and all of the Acquired Fund’s net capital gain (as defined in section 1222(11) of the Code, if any, for the avoidance of doubt after reduction for any usable capital loss carryforwards, recognized in all periods up to and including the Closing Date.

6.10       At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 6.1, 6.4 and 6.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on the respective Fund’s shareholders’ interests.

6.11       The Acquiring Fund and its transfer agent shall deliver to the Acquired Fund a written confirmation that shareholder accounts corresponding to all former Acquired Fund shareholders have been duly established, and that the Acquiring Fund Shares to be credited to such accounts are accurate in number and class, reflect the final NAV computation as of the Valuation Date, and have been issued in compliance with applicable federal and state securities laws.

7.	EXPENSES

7.1       The Reorganization Expenses shall be paid by North Star and PCM. The Reorganization Expenses include, without limitation, (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Registration Statement, and printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials; (2) legal and accounting fees, including fees of the counsel to Perritt Funds and its Non-Interested Persons; (3) transfer agent and custodian conversion costs; (4) transfer taxes for foreign securities; (5) proxy solicitation costs; (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses; and (7) expenses of liquidating the Acquired Fund. North Star and PCM shall remain liable for the expenses, as described above, in the event this Agreement is terminated pursuant to paragraph 9. Notwithstanding the foregoing, expenses shall be paid by the Acquired Fund directly if and to the extent that the payment thereof by another person would result in the Acquired Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.2       At the Closing, North Star and PCM shall pay the estimated Reorganization Expenses to be paid by them pursuant to paragraph 7.1, and any remaining balance shall be paid by North Star and PCM within thirty (30) days after the Closing.

8.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing, other than those to be performed after the Closing and the indemnification obligations under paragraph 5.9.

9.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

9.1       By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing if not cured within 30 days or, in the sole discretion of the non-breaching Investment Company’s Board, prior to the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) its Board determines that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto; or

9.2       By the mutual agreement of the Investment Companies.

9.3       By either Investment Company, in the event that the Acquired Fund does not receive the requisite shareholder approval of the Reorganization.

In the event of termination under paragraphs 9.1(b), (c) or (d), neither Investment Company (nor its trustees, directors, officers, shareholders, agents or employees) shall have any liability to the other Investment Company.

10.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 7 without their express agreement thereto.

11.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

12.	MISCELLANEOUS

12.1       This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

12.2       Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than NLFT II, on the Acquiring Fund’s behalf, or Perritt Funds, on the Acquired Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3       It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of Perritt Funds personally, but shall bind only the Perritt Funds property of the Acquired Fund. The execution and delivery of this Agreement has been authorized by the Board of Perritt Funds, on behalf of the Acquired Fund, and signed by authorized officers of Perritt Funds, acting as such. Neither the authorization by such Board nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Perritt Funds property of the Acquired Fund.

12.4       Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, agents or employees or series other than the respective Fund but are only binding on and enforceable against its property attributable to and held for the benefit of the respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or the respective Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, shareholders, agents or employees.

12.5       This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

13.       CONFIDENTIALITY

Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of the North Star Micro Cap Fund.

By:
Name:	Kevin E. Wolf
Title:	President

PERRITT FUNDS, INC. on behalf of the Perritt MicroCap Opportunities Fund.

By:
Name:
Title:

Solely for purposes of paragraph 7,

NORTH STAR INVESTMENT MANAGEMENT CORP.

By:
Name:
Title:

Solely for purposes of paragraph 7,

PERRITT CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

PART B

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF ASSETS OF THE

Perritt MicroCap Opportunities Fund

a series of Perritt Funds, Inc.

Managed by:
Perritt Capital Management, Inc

300 South Wacker Drive, Suite 600

Chicago, Illinois 60606

BY AND IN EXCHANGE FOR

Class I shares OF THE

North Star Micro Cap Fund

a series of Northern Lights Fund Trust II

Managed by:
North Star Investment Management Corp.
20 N. Wacker Drive, Suite 1416,

Chicago, IL 60606

1-855-580-0900

December 29, 2025

This Statement of Additional Information (“SAI”), relates specifically to the shares of North Star Micro Cap Fund (the “Acquiring Fund”) to be issued pursuant to an Agreement and Plan of Reorganization, whereby the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), will merge with and into the Acquiring Fund. This SAI does not constitute a prospectus. This SAI does not contain all the information that a Shareholder should consider before voting on the proposal contained in the Combined Prospectus/Proxy Statement, and, therefore, should be read in conjunction with the related Combined Prospectus/Proxy Statement dated December 29, 2025. A copy of the Combined Prospectus/Proxy Statement may be obtained without charge by calling 1-855-580-0900. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 29, 2025

The SEC has not approved or disapproved these securities or determined if this Statement of Additional Information is truthful or complete. Any representation to the contrary is a criminal offense.

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I.	General Information

This Statement of Additional Information (“Merger SAI”) relates to the proposed reorganization of the Perritt MicroCap Opportunities Fund (the “Acquired Fund”), a series of Perritt Funds, Inc. (“Perritt Funds”), into North Star Micro Cap Fund (the “Acquiring Fund”), a series of Northern Lights Fund Trust II (“NLFT II”)(the “Reorganization”). The Acquired Fund and the Acquiring Fund are collectively referred to herein as the “Funds.”

Further information about each of the Acquired Fund and the Acquiring Fund is contained in and incorporated by reference to the Acquired Fund’s Statement of Additional Information dated February 28, 2025, and to the Acquiring Fund’s Statement of Additional Information dated March 31, 2025, respectively, as each may be amended and/or supplemented from time to time. Management’s discussion of fund performance, audited financial statements and related report of the independent registered public accounting firm for each of the Acquired Fund and the Acquiring Fund is contained in the Acquired Fund’s Annual Report for the fiscal year ended October 31, 2024, and the Semi-Annual Report of the Acquired Fund for the six month period ended April 30, 2025, and the Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2024, and the Semi-Annual Report of the Acquiring Fund for the six month period ended May 31, 2025, and are incorporated in this Statement of Additional Information by reference. No other parts of the Acquired Fund’s or Acquiring Fund’s Annual Report are incorporated by reference in this Statement of Additional Information.

This Merger SAI contains information which may be of interest to shareholders of the Acquired Fund but which is not included in the Combined Prospectus/Proxy Statement dated December 29, 2025 which relates to the Reorganization. As described in the Combined Prospectus/Proxy Statement, the Reorganization involves the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund. The Acquired Fund will distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund. This Merger SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing the Funds at Northern Lights Fund Trust II, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling toll-free 1-855-580-0900.

This Merger SAI consists of the following documents, each of which is incorporated by reference herein, as well as the pro forma financial information set forth below:

●	Acquired Fund Documents:

○	Prospectus of the Acquired Fund dated February 28, 2025, filed on February 28, 2025 (File Nos. 333-114371; 811-21556)

○	Statement of Additional Information of the Acquired Fund dated February 28, 2025, filed on February 28, 2025 (File Nos. 333-114371; 811-21556)

○	Annual Report of the Acquired Fund dated October 31, 2024, as amended, filed on October 7, 2025 (File Nos 811-21556)

○	Semi-Annual Report of the Acquiring Fund dated April 30, 2025, filed July 3, 2025 (File Nos 811-21556)

●	Acquiring Fund Documents:

○	Prospectus of the Acquiring Fund dated March 31, 2025, as supplemented, filed on April 4, 2025 (File Nos. 333-174926; 811-22549)

○	Statement of Additional Information of the Acquiring Fund dated March 31, 2025, as supplemented, filed on April 4, 2025 (File Nos. 333-174926; 811-22549)

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○	Annual Report of the Acquiring Fund dated November 30, 2024, filed February 7, 2025 (File No. 811-22549)

○	Semi-Annual Report of the Acquiring Fund dated May 31, 2025, filed August 8, 2025 (File No. 811-22549)

II.	Supplemental Financial Information

A table showing the fees and expenses of the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison Fee Table and Example; Portfolio Turnover” section in the Combined Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to investment restrictions. As a result, a schedule of investments of the Acquired Fund modified to show the effects of such change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Acquired Fund’s portfolios in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization. The Acquired Fund does not expect to undertake any portfolio repositioning in connection with the Reorganization. In addition, the Acquiring Fund will be the surviving fund of the Reorganization for accounting purposes. There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

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